UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23425

CIM Real Assets & Credit Fund

(Exact Name of Registrant as Specified in Charter)

4700 Wilshire Boulevard

Los Angeles, California 90010

(Address of Principal Executive Offices)

David Thompson
Chief Executive Officer
CIM Real Assets & Credit Fund

4700 Wilshire Boulevard

Los Angeles, California 90010

(Name and Address of Agent for Service)

Registrant’s Telephone Number, Including Area Code: (323) 860-7421

Date of fiscal year end: September 30

Date of reporting period: October 1, 2022 – March 31, 2023

Item 1.	Reports to Stockholders.

CIM

CIM RACR

CIM Real Assets & Credit Fund

2023 Semi-Annual Report

Now Leasing

VALE

Important Notice Regarding Electronic Delivery

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. For shareholder reports and other communications from the Fund issued prior to 2023, you may elect to receive such reports and other communications electronically. If you own shares of the Fund through a financial intermediary, you may contact your financial intermediary to elect to receive materials electronically. This information is available free of charge by contacting us by mail at 4700 Wilshire Boulevard, Los Angeles, CA, 90010, by telephone at (866) 907-2653 or on our website at https://www.cimgroup.com/public-investment-programs/current-public-programs/racr.

You may elect to receive all future reports in paper, free of charge. If you own shares of the Fund through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports in 2023. This information is available free of charge by contacting us by mail at 4700 Wilshire Boulevard, Los Angeles, CA, 90010, by telephone at (866) 907-2653 or on our website at https://www.cimgroup.com/public-investment-programs/current-public-programs/racr. If you make such an election through your financial intermediary, your election to receive reports in paper may apply to all funds held through your financial intermediary.

CIM Real Assets & Credit Fund	Shareholder Letter

March 31, 2023 (Unaudited)

Dear Shareholders,

We are pleased to provide you with the 2023 semi-annual report for CIM Real Assets & Credit Fund (“we,” “us,” “our,” “CIM RACR,” or the “Fund”). CIM RACR is a continuously-offered, closed-end interval fund registered under the Investment Company Act of 1940, as amended, that launched its offering on May 4, 2020. The Fund primarily invests in credit (of both real assets and corporates) and real estate equity.

Since inception (May 2020), RACR’s Class I Common Shares have generated an annualized return of 6.90%, and have outperformed widely followed income alternatives such as the Bloomberg US Aggregate Bond Index, the Morningstar LSTA US Leveraged Loan Index, The Markit iBoxx USD Liquid Investment Grade Index and the Bloomberg US Corporate High Yield Bond Index1.

RACR’s returns since inception have primarily been driven by interest income from our real estate debt and corporate credit investments as well as appreciation on our real estate equity investments.

We believe the Fund is well positioned for the current economic environment. In our view, it is an attractive environment to be a lender given higher benchmark rates and wider spreads due to market dislocation. We believe that the combination of these two factors has the potential to provide increased interest income for the fund.

Because of this dynamic and the economic uncertainty, RACR has increased its allocation of investments higher in the capital stack (i.e. increased allocation to more senior debt investments and reduced allocation to more junior equity investments). For example, RACR’s real estate debt investments have increased to 26% of the portfolio as of March 31, 2023, compared to 16% from the year-earlier period. And on the corporate credit side, we are focused on investing in 1st lien secured loans and CLO debt collateralized by 1st lien secured corporate loans, as opposed to 2nd lien or unsecured bonds.

Fund Overview

The Fund’s investment objective is to generate current income through cash distributions and preserve shareholders’ capital across various market cycles, with a secondary objective of capital appreciation. However, there can be no assurance that the Fund will achieve its investment objective.

The Fund seeks to provide shareholders with income and capital appreciation, with lower volatility and correlation to the broader equity markets and other widely used income alternatives. We believe our real asset equity allocation may reduce volatility and correlation, while creating the potential for appreciation as well as allowing for the Fund to generate income used to pay distributions. This real asset equity allocation may also create a more tax efficient distribution for shareholders. Real estate investments generate tax depreciation expenses. These tax depreciation expenses can be used to reduce the taxable income generated from credit investments, resulting in a lower current year taxable income.

The Fund’s innovative structure allows it to directly invest in real estate rather than private funds of other managers, and thus avoiding multiple layers of fees. To promote further alignment with other funds managed by affiliates of CIM Group, LLC ("CIM") and OFS Capital Management, LLC (the "OFS Sub-Adviser" or "OFS"), the Fund has obtained exemptive relief from the U.S. Securities and Exchange Commission ("SEC") that allows it to co-invest alongside funds managed by affiliates of CIM and OFS, in accordance with the conditions specified in the exemptive relief. The Fund seeks to provide investors with exposure to proprietary transactions, alongside large, sophisticated institutions, that otherwise may not be available to retail investors and that may have high investment minimums.

About the Advisor

CIM Capital IC Management, LLC (the “Adviser”), registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended (the” Advisers Act”), acts as the Fund’s investment adviser and is primarily responsible for determining the amount of the Fund’s total assets that are allocated to each of the Fund’s sub-advisers. The Adviser has engaged each of CIM Capital SA Management, LLC (the “CIM Sub-Adviser”) and the OFS Sub-Adviser, each a SEC-registered investment adviser, to act as an investment sub-adviser to the Fund. The CIM Sub-Adviser is responsible for identifying and sourcing investment opportunities with respect to investments in real assets held by the Fund. The OFS Sub-Adviser is responsible for identifying and sourcing credit and credit-related investment opportunities.

CIM is a vertically-integrated owner and operator of real assets for its own account and on behalf of its partners and co-investors, seeking exposure to real assets and associated credit strategies, with a principal focus on metropolitan areas across the Americas. Since inception, CIM, on behalf of itself and over 200 institutional partners and co-investors, has operated over 200 discretionary real estate and real estate-related equity, debt and infrastructure holdings (excluding net-lease)2. As of December 31, 2022, CIM owns and operates approximately $32.2 billion of assets3 across its products and has deployed assets for its Principals, partners and co-investors, which include U.S. and Non-U.S. public and corporate pension funds, endowments, foundations, sovereign wealth funds and other institutional and private partners and co-investors since 2000. As of December 31, 2022, CIM has over 1,000 employees and more than 600 professionals and 9 corporate offices worldwide.

Semi-Annual Report | March 31, 2023	1

CIM Real Assets & Credit Fund	Shareholder Letter

March 31, 2023 (Unaudited)

OFS is a full-service provider of capital and levered financial solutions with $3.9 billion in assets under management as of December 31, 2022, with a focus on middle market lending, broadly syndicated loans, and structured credit. OFS serves as the investment adviser to business development companies, registered closed-end funds, and separately managed, proprietary and sub-advised accounts, as well as the collateral manager to various collateralized loan obligations.

Thank you for your investment in CIM RACR. If you have any questions, please contact the CIM Shareholder Relations team at 866.907.2653. We look forward to continuing our relationship in the years to come.

Sincerely,

Steve Altebrando

VP, Portfolio Oversight

David Thompson

Chief Executive Officer

[1]	The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principle value of an investment will fluctuate so that an investor’s shares, when sold or repurchased, may be worth more or less than the original cost. The current performance may be lower or higher than performance data quoted.

[2]	As of December 31, 2022

[3]	“Assets Owned and Operated” represents the aggregate assets owned and operated by CIM on behalf of partners (including where CIM Group contributes alongside for its own account) and co-investors, whether or not CIM has discretion, in each case without duplication.

Forward-Looking Statements

Statements in this letter regarding management's future expectations, beliefs, intentions, goals, strategies, plans or prospects, including statements relating management’s belief that CIM RACR will benefit from CIM Group’s combined real assets, credit and transaction experience and deal-sourcing capabilities; the composition of CIM RACR’s portfolio of real assets and corporate credit assets and the potential benefits to investors, which may not be realized; opportunities for individuals to invest alongside institutional partners, and whether those opportunities will align the interests among sponsors, partners and shareholders; and other factors may constitute forward-looking statements for purposes of the safe harbor protection under applicable securities laws. Forward-looking statements can be identified by terminology such as “anticipate,” “believe,” “could,” “could increase the likelihood,” “estimate,” “expect,” “intend,” “is planned,” “may,” “should,” “will,” “will enable,” “would be expected,” “look forward,” “may provide,” “would” or similar terms, variations of such terms or the negative of those terms. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, including the ongoing impact of COVID-19, rising inflation and interest rates, the risk of recession, the ongoing war between Russia and Ukraine, supply chain disruptions, resource shortages, significant market volatility on our business, our industry, and the global economy, and those risks, uncertainties and factors referred to in CIM RACR’s Prospectus filed with the SEC on January 30, 2023 under the section “Risks” (as supplemented by Supplement No. 1 dated March 22, 2023) and other documents that may be filed by CIM RACR from time to time with the SEC. As a result of such risks, uncertainties and factors, actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein. CIM RACR is providing the information in this letter as of this date and assumes no obligations to update the information included in this letter or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

2	https://www.cimgroup.com/public-investment-programs/current-public-programs/racr

CIM Real Assets & Credit Fund	Portfolio Update

March 31, 2023 (Unaudited)

Performance as of March 31, 2023

CIM Real Assets & Credit Fund	1 Month	Quarter	6 Month	YTD	1 Year(a)	Since Inception
CIM Real Assets & Credit Fund - A - NAV	-1.05%	0.61%	0.47%	0.61%	1.94%	6.65%
CIM Real Assets & Credit Fund - A - LOAD	-6.75%	-5.19%	-5.29%	-5.19%	-3.93%	4.49%
CIM Real Assets & Credit Fund - C - NAV	-1.13%	0.42%	0.14%	0.42%	1.19%	5.86%
CIM Real Assets & Credit Fund - I - NAV	-1.05%	0.68%	0.59%	0.68%	2.19%	6.90%
CIM Real Assets & Credit Fund - L - NAV	-1.06%	0.56%	0.34%	0.56%	1.70%	6.37%
CIM Real Assets & Credit Fund - L - LOAD	-5.27%	-3.71%	-3.92%	-3.71%	-2.62%	4.79%
Bloomberg US Aggregate Bond Index	2.54%	2.96%	4.89%	2.96%	-4.78%	-3.39%
Bloomberg US Corporate High Yield Bond Index	1.07%	3.57%	7.89%	3.57%	-3.34%	4.64%
Morningstar LSTA US Leveraged Loan Index	-0.23%	3.10%	5.92%	3.10%	2.59%	7.31%
Markit iBoxx Liquid Investment Grade	3.76%	4.45%	8.80%	4.45%	-6.44%	-2.55%

Comparison of the Change in Value of a $10,000 Investment

(a)	Bloomberg US Agg Total Return Value Unhedged USD is a broad based, market capitalization-weighted bond market index representing intermediate term investment grade bonds traded in the United States.

(b)	The Bloomberg US Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on the indices’ EM country definition, are excluded.

(c)	The Morningstar LSTA US Leveraged Loan Index is designed to deliver comprehensive, precise coverage of the US leveraged loan market.Underpinned by PitchBook | LCD data, the index brings transparency to the performance, activity, and key characteristics of the market.

(d)	The Markit iBoxx USD Liquid Investment Grade Index is designed to reflect the performance of USD denominated investment grade corporate debt. The index rules aim to offer a broad coverage of the USD investment grade liquid bond universe. The index is market-value weighted with an issuer cap of 3%.

Index performance is shown for illustrative purposes only as (i) all indices referenced above are unmanaged, (ii) index performance does not reflect the expenses associated with active management of an actual portfolio (iii) the composition of each of the indices differs signficantly from that of the portfolio of the Fund and (iv) investors cannot invest directly in an index. The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principle value of an investment will fluctuate so that an investor’s shares, when sold or repurchased, may be worth more or less than the original cost. The performance data does not reflect the deduction of taxes that a shareholder would pay on any fund distributions or the sale of fund shares. The current performance may be lower or higher than performance data quoted. Please visit the Fund’s website at https://www.cimgroup.com/public-investment-programs/current-public-programs/racr for performance data current to the most recent month-end.

Semi-Annual Report | March 31, 2023	3

CIM Real Assets & Credit Fund	Portfolio Update

March 31, 2023 (Unaudited)

Top Ten Long Holdings as of March 31, 2023

Percent of Net Assets
EPIC Dallas	6.80%
Del Mar Terrace - Phoenix, AZ	5.70%
Sora Multifamily Residential Property	5.06%
Society Las Olas - PMG-Greybook Riverfront I LLC	3.34%
Extended Stay America Trust 2021-ESH	2.95%
Elevation CLO 2022-16, Ltd.	2.70%
1902 Park Avenue (Los Angeles) Owner, L.P.	2.41%
WMRK Commercial Mortgage Trust 2022-WMRK	2.38%
IENTC 2, LLC DDTL B-1	2.20%
Regatta XXII Funding, Ltd.	2.08%
35.62%

Portfolio Composition as of March 31, 2023

Asset Type Allocation	Percent of Net Assets
Collateralized Loan Obligations	28.50%
Direct Real Estate	25.49%
Commercial Mortgage-Backed Securities	17.98%
Real Estate-Related Securities	7.76%
Bank Loan	16.99%
Common Stock	2.44%
Loan Accumulation Facility	1.82%
Cash, Cash Equivalents, & Other Net Assets	-0.98%
100.00%

4	https://www.cimgroup.com/public-investment-programs/current-public-programs/racr

CIM Real Assets & Credit Fund	Consolidated Schedule of Investments

March 31, 2023 (Unaudited)

	Maturity Date	Rate	Principal	Value
Bank Loans (16.99%)(a)
Consumer, Non-cyclical (2.55%)(b)
Baart Programs, Inc., Second Lien Term Loan(m)	06/11/2028	3M US L + 8.50%	$1,026,443	$969,988
Bengal Debt Merger SUB, LLC TL 1L	01/24/2030	3M SOFR + 6.00%	500,000	383,332
MedMark Services, Inc., Second Lien Term Loan	06/11/2028	3M US L + 8.50%	378,788	357,955
RC Buyer, Inc., Second Lien Initial Term Loan	07/30/2029	3M US L + 6.50%	1,016,949	916,953
Spear Education Holdings, LLC Term A Loan(c)	12/15/2027	3M SOFR + 7.50%	2,992,500	2,899,733
Spring Education Group, Inc., Second Lien Initial Term Loan	07/30/2026	3M US L + 8.25%	430,240	397,972
Tony's Fresh Market / Cardenas Markets, First Lien Term Loan	08/01/2029	3M SOFR + 6.75%	1,990,000	1,972,587
Total Consumer, Non-cyclical				7,898,520

Electronics (0.56%)(b)
Idera, Inc.(m)	03/02/2029	3M SOFR + 6.75%	2,000,000	1,740,000

Financial (0.23%)(b)
Avison Young Canada, Inc., First Lien Term Loan(m)	01/31/2026	3M SOFR + 7.00%	796,000	696,500

Food Products (0.24%)(b)
BCPE North Star US Holdco 2, Inc. 2L TL(m)	06/08/2029	3M US L + 7.25%	833,333	751,392

Healthcare Equipment and Supplies (0.65%)(c)(l)(b)
Kreg LLC, Revolver(e)	12/20/2026	3M US L + 6.25%	163,043	149,837
Kreg LLC, Term Loan	12/20/2026	3M SOFR + 2.25%	2,018,342	1,854,857
Total Healthcare Equipment and Supplies				2,004,694

Healthcare Providers and Services (4.35%)(c)(b)
Boca Home Care Holdings Revolver(e)	02/25/2027	3M SOFR + 6.50%	580,645	561,484
Boca Home Care Holdings, Inc Delayed Draw Term Loan	02/25/2027	1M SOFR + 6.50%	5,109,677	4,941,058
Honor HN Buyer, Inc. Delayed Draw Term Loan(e)	10/15/2027	3M SOFR + 5.75%	1,508,592	1,513,117
Honor HN Buyer, Inc. Revolver(e)	10/15/2027	3M US L + 4.75%	132,013	132,013
Honor HN Buyer, Inc. Term Loan	10/15/2027	3M SOFR + 5.75%	1,133,168	1,134,301
One GI Intermediate LLC, Revolver Upsize	12/22/2025	3M SOFR + 6.75%	333,333	306,667
One GI Intermediate LLC, Tranche B Delayed Draw Term Loan	12/22/2025	3M SOFR + 6.75%	1,728,125	1,589,875
One GI Intermediate LLC, Tranche C Delayed Draw Term Loan(e)	12/22/2025	3M SOFR + 6.75%	916,667	843,333
Shiftkey, Revolver(e)	06/21/2027	3M SOFR + 5.75%	147,059	144,412
Shiftkey,Term Loan	06/21/2027	3M SOFR + 5.75%	2,335,294	2,293,259
Total Healthcare Providers and Services				13,459,519

Hotels, Restaurants & Leisure (1.43%)(c)(l)(b)
SS Acquisition LLC, Delayed Draw Term Loan	12/30/2026	3M SOFR + 7.59%	1,440,000	1,454,400
SS Acquisition LLC, Term Loan	12/30/2026	3M SOFR + 6.84%	3,000,000	2,976,000
Total Hotels, Restaurants & Leisure				4,430,400

See Notes to Consolidated Financial Statements.

Semi-Annual Report | March 31, 2023	5

CIM Real Assets & Credit Fund	Consolidated Schedule of Investments

March 31, 2023 (Unaudited)

	Maturity Date	Rate	Principal	Value
Household Durables (0.19%)(b)
Astro One Acquisition Corporation(m)	09/14/2029	3M US L + 8.50%	$1,000,000	$595,000

Industrial (1.06%)(b)
AIDC INTERMEDIATE CO 2, LLC, Term Loan(c)(l)	07/22/2027	3M SOFR + 6.25%	2,493,750	2,413,950
Energy Acquisition LP, Second Lien Initial Term Loan(m)	06/26/2026	3M US L + 8.50%	1,097,499	867,024
Total Industrial				3,280,974

Retail (1.04%)
LSF9 ATLANTIS HOLDINGS, LLC(m)	03/29/2029	1M SOFR + 7.25%	3,284,211	3,207,590

Services, Business (3.17%)(b)
24 Seven, Inc., Term Loan(c)(l)	11/16/2027	1M SOFR + 6.00%	4,297,826	4,237,656
Convergint Technologies LLC, Second Lien Term Loan(m)	03/30/2029	3M SOFR + 6.75%	999,970	884,769
EOS-Metasource Intermediate, Inc., DDC(c)(e)(l)	05/17/2027	1M SOFR + 6.25%	1,500,000	1,414,500
EOS-Metasource Intermediate, Inc., TL(c)(l)	05/17/2027	1M SOFR + 6.25%	3,465,000	3,267,495
Total Services, Business				9,804,420

Technology (0.85%)
Redstone HoldCo 2 LP, Second Lien Initial Term Loan(m)	04/27/2029	3M US L + 7.75%	800,000	465,716
Rumbleon, INC. TL(c)(l)(b)	08/31/2026	3M US L + 8.25%	1,660,523	1,517,718
RumbleOn, Inc., Delayed Draw Term Loan(c)(l)(b)(e)	08/31/2026	3M US L + 8.25%	724,266	661,979
Total Technology				2,645,413

Transportation (0.67%)(b)
Reception Purchaser, LLC(m)	03/24/2028	3M SOFR + 6.00%	2,173,171	2,086,244

TOTAL BANK LOANS (Cost $55,019,368)				52,600,666

Collateralized Loan Obligations - Equity (7.05%)(a)(b)(d)(f)
Allegro CLO XV, Ltd., Class SUB	07/20/2035	18.92%	4,060,000	3,413,851
Apex Credit CLO 2021, Ltd., Class SUB	07/18/2034	17.59%	2,980,000	2,092,407
Atlas Senior Loan Fund XVII, Ltd., Class SUB	10/20/2034	21.18%	3,000,000	2,329,800
Dryden 98 CLO, Ltd., Class SUB	04/20/2035	20.15%	5,500,000	4,965,675
Elevation CLO 2021-15, Ltd., Class SUB	01/05/2035	16.67%	3,662,266	2,290,015
Elevation CLO 2021-15, Ltd., Class SUB	12/05/2035	16.67%	87,734	74,438
LCM 31, Ltd., Class INC	01/20/2032	24.21%	250,000	162,613
Marble Point CLO XXI, Ltd., Class INC	10/17/2051	15.46%	2,750,000	1,899,563
Steele Creek CLO 2022-1, Ltd., Class SUB	04/15/2035	21.22%	4,955,615	3,658,978
Steele Creek CLO 2022-1, Ltd., Class SUB	04/15/2035	21.22%	44,385	40,500
Trinitas CLO VIII, Ltd., Class SUB	07/20/2117	23.04%	2,300,000	958,870

TOTAL COLLATERALIZED LOAN OBLIGATIONS - EQUITY (Cost $23,272,089)				21,886,710

See Notes to Consolidated Financial Statements.

6	https://www.cimgroup.com/public-investment-programs/current-public-programs/racr

CIM Real Assets & Credit Fund	Consolidated Schedule of Investments

March 31, 2023 (Unaudited)

	Maturity Date	Rate	Principal	Value
Collateralized Loan Obligations - Debt (21.46%)(a)(d)
Allegro CLO XII, Ltd., Class E(l)	01/21/2032	3M US L + 7.10%	$1,000,000	$910,734
Atlas Senior Loan Fund XX, Ltd., Class (l)	10/19/2035	3M SOFR + 9.43%	4,000,000	3,717,815
Barings Middle Market CLO, Ltd. 2021-I, Class D(m)	07/20/2033	3M US L + 8.65%	1,000,000	941,769
Carlyle US CLO 2022-4, Ltd., Class E(m)	07/25/2034	3M SOFR + 8.15%	4,250,000	4,062,102
Carlyle US CLO 2022-6, Ltd., Class E(m)	10/25/2034	3M SOFR + 8.63%	2,000,000	1,987,248
CFIP CLO 2017-1, Ltd., Class ER(m)	10/18/2034	3M US L + 7.30%	5,285,000	4,368,987
Elevation CLO 2022-16, Ltd., Class E(m)	07/25/2034	3M SOFR + 8.30%	9,100,000	8,346,511
Empower CLO 2022-1, Ltd., Class E(m)	10/20/2034	3M SOFR + 8.55%	6,000,000	5,774,012
Empower CLO 2023-1, Ltd., Class D(e) (m)	04/25/2036	3M SOFR + 5.50%	3,000,000	3,000,000
Flatiron CLO 20, Ltd., Class E(m)	11/20/2033	3M US L + 7.85%	500,000	474,280
Ivy Hill Middle Market Credit Fund XVIII, Ltd., Class E	04/22/2033	3M US L + 7.75%	2,000,000	1,766,893
LCM 31, Ltd., Class E(m)	01/20/2032	3M US L + 7.08%	1,250,000	1,099,765
LCM 38, Ltd., Class E(m)	07/15/2034	3M SOFR + 7.80%	5,500,000	5,338,919
Madison Park Funding XLVII, Ltd., Class E(m)	01/19/2034	3M US L + 7.46%	600,000	564,185
MCF CLO VII LLC, Class ER(m)	07/20/2033	3M US L + 9.15%	2,500,000	2,356,599
Monroe Capital Mml CLO X, Ltd., Class ER(m)	05/20/2034	3M SOFR + 8.75%	3,500,000	3,240,620
Northwoods Capital 25, Ltd., Class E(m)	07/20/2034	3M US L + 7.14%	2,250,000	1,958,396
OCP CLO 2020-20, Ltd., Class E(m)	10/09/2033	3M US L + 7.66%	500,000	469,941
PennantPark CLO III, Ltd., Class E(m)	10/22/2032	3M US L + 8.14%	3,000,000	2,731,824
PPM CLO 2022-6, Ltd., Class E(m)	01/20/2031	3M SOFR + 8.21%	2,000,000	1,814,203
Regatta Funding LP 2013-2A, Class DR2(m)	01/15/2029	3M US L + 6.95%	400,000	356,562
Regatta XXII Funding, Ltd., Class E(l)(m)	07/20/2035	3M SOFR + 7.19%	7,000,000	6,428,721
Saratoga Investment Corp. CLO 2013-1, Ltd., Class F1R3(m)	04/20/2033	3M US L + 10.00%	2,000,000	1,741,950
VCP CLO II, Ltd., Class E(m)	04/15/2031	3M US L + 8.40%	500,000	471,589
Venture 45 CLO, Ltd., Class E(l)	07/20/2035	3M SOFR + 7.70%	3,000,000	2,459,517

TOTAL COLLATERALIZED LOAN OBLIGATIONS - DEBT (Cost $69,278,286)				66,383,142

See Notes to Consolidated Financial Statements.

Semi-Annual Report | March 31, 2023	7

CIM Real Assets & Credit Fund	Consolidated Schedule of Investments

March 31, 2023 (Unaudited)

	Maturity Date	Rate	Principal	Value
Commercial Mortgage-Backed Securities (17.98%)(d)(m)
BPR Trust 2021-TY, Class D(a)	09/09/2023	1M US L + 2.35%	$391,000	$369,111
BX Trust 2022-PSB, Class E(a)	08/09/2024	1M SOFR + 6.50%	1,977,126	1,965,055
BX Trust 2022-PSB, Class F(a)	08/09/2024	1M SOFR + 7.50%	3,954,252	3,928,750
Campus Drive Secured Lease-Backed Pass-Through Trust, Series C(b)	06/15/2058	6.91%	3,863,448	2,395,338
Capital Funding Mortgage Trust 2021-21, Class B(a)(b)	11/05/2023	1M US L + 12.25%	500,000	489,000
CSMC 2020-TMIC, Class C(a)	12/09/2023	1M US L + 7.25%	400,000	397,680
CXP Trust 2022-CXP1, Class E(a)	12/09/2023	1M SOFR + 4.54451%	4,500,000	3,572,177
CXP Trust 2022-CXP1, Class F(a)	12/09/2023	1M SOFR + 5.46128%	1,500,000	1,034,294
Extended Stay America Trust 2021-ESH, Class F(a)	07/09/2023	1M US L + 3.70%	9,636,140	9,129,484
Extended Stay America Trust 2021-ESH, Class E(a)	07/09/2023	1M US L + 2.85%	2,928,577	2,782,420
ILPT Commercial Mortgage Trust 2022-LPF2, Class E(a)	10/09/2024	1M SOFR + 5.94%	4,034,600	3,948,434
LAQ 2023-LAQ Mortgage Trust, Class D(a)	03/09/2025	1M SOFR + 4.18841%	5,000,000	4,926,273
One New York Plaza Trust 2020-1NYP, Class B(a)	01/09/2024	1M US L + 1.50%	3,710,000	3,551,000
One New York Plaza Trust 2020-1NYP, Class C(a)	01/09/2024	1M US L + 2.20%	3,400,000	3,087,865
One New York Plaza Trust 2020-1NYP, Class D(a)	01/09/2024	1M US L + 2.75%	1,500,000	1,378,820
TWO VA Repack Trust Class B-2, Series B2(b)(g)	11/15/2033	0.00%	1,811,000	584,953
VA Gilbert AZ Subordinated Note Lease-Backed Pass-Through Trust(b)	03/15/2034	13.00%	180,925	208,064
Wells Fargo Commercial Mortgage Trust 2021-FCMT, Class D(a)	05/09/2024	1M US L + 3.50%	4,010,000	3,642,829
Wells Fargo Commercial Mortgage Trust 2021-FCMT, Class F(a)	05/09/2024	1M US L + 5.90%	1,000,000	905,178
WMRK Commercial Mortgage Trust 2022-WMRK, Class E(a)	11/09/2024	1M SOFR + 5.676%	7,500,000	7,370,446

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $57,627,893)				55,667,171

Direct Real Estate (25.49%)(b)
1902 PARK AVENUE (LOS ANGELES) OWNER, L.P.(k)	N/A	N/A	N/A	7,456,992
3816-3822 W Jefferson Blvd	N/A	N/A	N/A	4,700,517
4707 W Jefferson Blvd(j)	N/A	N/A	N/A	2,799,685
4901 W Jefferson Blvd - Los Angeles, CA(j)	N/A	N/A	N/A	3,859,753
Del Mar Terrace - Phoenix, AZ(e)(k)	N/A	N/A	N/A	17,634,052
EPIC Dallas(k)	N/A	N/A	N/A	21,048,161
Sora Multifamily Residential Property	N/A	N/A	N/A	15,669,939
Vale at the Parks – DC(k)	N/A	N/A	N/A	5,754,688
TOTAL DIRECT REAL ESTATE (Cost $69,798,154)				78,923,787

See Notes to Consolidated Financial Statements.

8	https://www.cimgroup.com/public-investment-programs/current-public-programs/racr

CIM Real Assets & Credit Fund	Consolidated Schedule of Investments

March 31, 2023 (Unaudited)

	Maturity Date	Rate	Principal	Value
Real Estate-Related Securities (7.76%)(a)(b)(c)
Debt Securities (7.76%)(k)
IENTC 2, LLC(c)(h)	03/31/2031	3M SOFR + 9.75%	$1,645,000	$1,645,000
IENTC 2, LLC DDTL B-1(c)(e)	03/31/2031	1M SOFR + 9.75%	6,815,000	6,815,000
Society Las Olas - PMG-Greybook Riverfront I LLC(c)(h)	10/07/2023	1M SOFR + 1.47%	10,376,845	10,345,715
Society Las Olas 301 S 1st Avenue Holdings LLC(c)(h)	09/23/2023	1M SOFR + 6.82%	5,231,984	5,216,288
Total Debt Securities				24,022,003
TOTAL REAL ESTATE-RELATED SECURITIES (Cost $24,025,432)				24,022,003

Loan Accumulation Facility (1.82%)(a)(l)(b)(d)
Anchorage Capital CLO 26, LTD., Warehouse	05/16/2024	14.50%	1,781,250	1,752,038
Brightwood Capital MM CLO 2022-11, LTD Class B LND	12/31/2032	0.00%	4,000,000	3,873,600
TOTAL LOAN ACCUMULATION FACILITY (Cost $5,781,250)				5,625,638

Common Stocks (2.43%)
Boca Homecare Holdings, Inc. (Equity)(c)(l)(b)		N/A	580,645	570,664
CGA HOLDINGS, INC., CLASS A COMMON STOCK(b)(c)		N/A	77,543	77,543
Creative Media & Community Trust Corp.(h)(k)		N/A	388,344	1,580,560
IENTC 1, LLC(b)(c)(k)		N/A	3,760,000	5,312,410
TOTAL COMMON STOCKS (Cost $7,524,550)				7,541,177

Warrants (0.00%)(c)(b)
RumbleON, Inc., Expires 07/25/2023, Strike Price $33.00			7,576	46
TOTAL WARRANTS (Cost $83,469)				46

Short Term Investments (8.45%)
First American Treasury Obligations Fund, 4.666%(i) (Cost $26,159,440)			26,159,440	26,159,440
TOTAL SHORT TERM INVESTMENTS (Cost $26,159,440)				26,159,440

TOTAL INVESTMENTS 109.43% (Cost $338,569,931)				$338,809,780

Liabilities In Excess Of Other Assets (-9.46%)				(29,212,747)

NET ASSETS (100.00%)				$309,597,033

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of March 31, 2023 is based on the reference rate plus the displayed spread as of the security's last reset date.
(b)	Fair value of this security was determined using significant, unobservable inputs and was determined in accordance with Rule 2a-5 under the Investment Company Act of 1940, as amended (the “1940 Act”).

See Notes to Consolidated Financial Statements.

Semi-Annual Report | March 31, 2023	9

CIM Real Assets & Credit Fund	Consolidated Schedule of Investments

March 31, 2023 (Unaudited)

(c)	Please see table below entitled “Restricted Securities.”

(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $149,562,661, which represented approximately 48.3% of net assets as of March 31, 2023. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.
(e)	The Consolidated Schedule of Investments records each of these investments as fully funded. A corresponding payable for the investments purchased has also been recorded which represents the actual unfunded amount on the balance sheet date. Investment or portion thereof was not funded as of March 31, 2023. The Fund had $9,419,498 at par value in unfunded commitments as of March 31, 2023.
(f)	CLO subordinated notes are residual positions in the CLO vehicle. CLO subordinated notes are entitled to distributions that are generally equal to the residual cash flows of the underlying securities less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the amount and timing of these distributions in addition to the estimated amount of terminal distribution. Effective yields for the CLO equity positions are updated generally once a quarter in connection with a transaction, such as an add-on purchase, refinancing or reset. The estimated yield and investment cost may ultimately not be realized. Estimated yields are periodically adjusted based on information reported by the CLO as of the date of determination.
(g)	Zero coupon bond.
(h)	Affiliated investments pursuant to the 1940 Act. See Note 6 for more information.
(i)	Money market fund; interest rate reflects seven-day yield as of March 31, 2023.
(j)	Non-income producing investment.
(k)	A co-investment, completed under an order for exemptive relief granted by the SEC, that is advised by the CIM Sub-Adviser. See Note 6 for additional information.
(l)	A co-investment, completed under an order for exemptive relief granted by the SEC, that is advised by the OFS Adviser.
(m)	A co-investment under the “Mass Mutual” no action letters.

See Notes to Consolidated Financial Statements.

10	https://www.cimgroup.com/public-investment-programs/current-public-programs/racr

CIM Real Assets & Credit Fund	Consolidated Schedule of Investments

March 31, 2023 (Unaudited)

Restricted Securities

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as a Percentage of Net Assets
Kreg LLC, Revolver	12/20/2021	$162,228	$149,837	0.05%
Kreg LLC, Term Loan	12/20/2021	2,005,242	1,854,857	0.60%
Boca Home Care Holdings Revolver	2/25/2022	574,839	561,484	0.18%
Boca Home Care Holdings, Inc DDTL	2/25/2022	5,040,050	4,941,058	1.60%
Honor HN Buyer, Inc., Delayed Draw Term Loan	10/15/2021	1,494,698	1,513,117	0.49%
Honor HN Buyer, Inc., Revolver	10/15/2021	132,013	132,013	0.04%
Honor HN Buyer, Inc., Term Loan	10/15/2021	1,118,786	1,134,301	0.37%
One GI Intermediate LLC, Revolver Upsize	12/13/2021	333,333	306,667	0.10%
One GI Intermediate LLC, Tranche B Delayed Draw Term Loan	12/13/2021	1,718,258	1,589,875	0.52%
One GI Intermediate LLC, Tranche C Delayed Draw Term Loan	12/13/2021	916,606	843,333	0.27%
Shiftkey, Revolver	6/21/2022	147,059	144,412	0.05%
Shiftkey, Term Loan	6/21/2022	2,320,894	2,293,259	0.74%
SS Acquisition LLC, Delayed Draw Term Loan	12/30/2021	1,428,988	1,454,400	0.47%
SS Acquisition LLC, Term Loan(b)	12/30/2021	2,973,942	2,976,000	0.96%
AIDC INTERMEDIATE CO 2, LLC, Term Loan	7/22/2022	2,450,311	2,413,950	0.78%
24 Seven, Inc., Term Loan	1/28/2022	4,271,685	4,237,656	1.37%
EOS-Metasource Intermediate, Inc., DDC	5/17/2022	1,485,000	1,414,500	0.46%
EOS-Metasource Intermediate, Inc., TL	5/17/2022	3,443,232	3,267,495	1.06%
RumbleOn, Inc., Delayed Draw Term Loan	8/31/2021	724,266	661,979	0.21%
RumbleON, Inc., First Lien Term Loan	8/31/2021	1,589,265	1,517,718	0.49%
RumbleOn, Inc. Warrants	8/31/2021	83,469	46	0.00%
Spear Education Holdings, LLC Term A Loan	2/10/2023	2,926,450	2,899,733	0.94%
IENTC 2, LLC	3/31/2022	1,645,000	1,645,000	0.53%
IENTC 2, LLC DDTL B-1	3/31/2022	6,815,000	6,815,000	2.20%
Society Las Olas - PMG-Greybook Riverfront I LLC	9/23/2021	10,333,447	10,345,715	3.35%
Society Las Olas – 301 S 1st Avenue Holdings LLC	6/7/2022	5,231,984	5,216,288	1.69%
Boca Homecare Holdings, Inc. (Equity)	8/31/2021	580,645	570,664	0.18%
CGA HOLDINGS, INC., CLASS A COMMON STOCK	3/3/2023	77,543	77,543	0.03%
IENTC 1, LLC	3/31/2022	3,760,000	5,312,410	1.72%
		$65,784,233	$66,290,310	21.45%

Other than as described above, we do not "control" and are not an "affiliate" of any of our portfolio investments, each as defined in the 1940 Act. In general, under the 1940 Act, we would be presumed to "control" a portfolio investment if we owned 25% or more of its voting securities and would be an "affiliate" of a portfolio investment if we owned 5% or more of its voting securities.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Reference Rates:

1M SOFR - 1 Month SOFR as of March 31, 2023 was 4.80%

3M SOFR - 3 Month SOFR as of March 31, 2023 was 4.91%

1M US L - 1 Month LIBOR as of March 31, 2023 was 4.39%

3M US L - 3 Month LIBOR as of March 31, 2023 was 4.97%

TOTAL RETURN SWAP CONTRACTS(a)

Counterparty	Reference Entity/Obligation	Notional Amount	Fund Pays	Termination Date	Value	Net Unrealized Appreciation
Citibank, N.A.	ABG Intermediate Holdings 2 LLC TLB 1L, 3M SOFR + 4.00	$618,158	3M US L + 1.35%	12/21/2028	$621,767	$3,609
Citibank, N.A.	American Axle & Manufacturing, Inc., TL, 1M SOFR + 3.50	300,282	3M US L + 1.35%	12/13/2029	308,215	7,933
Citibank, N.A.	Aramark Intermediate HoldCo Corp., 1M US L + 1.75	197,839	3M US L + 1.35%	03/11/2025	199,813	1,974

See Notes to Consolidated Financial Statements.

Semi-Annual Report | March 31, 2023	11

CIM Real Assets & Credit Fund	Consolidated Schedule of Investments

March 31, 2023 (Unaudited)

TOTAL RETURN SWAP CONTRACTS(a) (continued)

Counterparty	Reference Entity/Obligation	Notional Amount	Fund Pays	Termination Date	Value	Net Unrealized Appreciation
Citibank, N.A.	Asurion LLC, 1M US L + 3.00	$131,093	3M US L + 1.35%	11/03/2024	$131,690	$597
Citibank, N.A.	Axalta Coating Systems US Holdings, Inc., 3M SOFR + 3.00	241,313	3M US L + 1.35%	12/20/2029	244,411	3,098
Citibank, N.A.	BJ's Wholesale Club, Inc., 3M SOFR + 2.75	198,101	3M US L + 1.35%	02/03/2027	199,436	1,335
Citibank, N.A.	BROOKFIELD WEC HOLDINGS INC TL 1L, 1M SOFR + 3.75	199,000	3M US L + 1.35%	08/01/2025	207,240	8,240
Citibank, N.A.	Burlington Coat Factory Warehouse Corp., 1M US L + 2.00(b)	537,673	3M US L + 1.35%	06/26/2028	537,900	227
Citibank, N.A.	CDK GLOBAL, INC.TLB 1L, 3M SOFR + 4.50	247,558	3M US L + 1.35%	07/06/2029	253,972	6,414
Citibank, N.A.	Charlotte Buyer, Inc.; Curo Health Services, LLC, 1M SOFR + 5.25	927,675	3M US L + 1.35%	02/11/2028	955,735	28,060
Citibank, N.A.	Chart Industries, Inc., 1M SOFR + 3.75(b)	153,947	3M US L + 1.35%	03/15/2030	157,697	3,750
Citibank, N.A.	Clydesdale Acquisition Holdings, Inc., 1M SOFR + 4.18	787,121	3M US L + 1.35%	04/13/2029	797,183	10,062
Citibank, N.A.	Compass Power Generation LLC, 1M SOFR + 4.25	435,576	3M US L + 1.35%	04/14/2029	448,067	12,491
Citibank, N.A.	CORGI BIDCO, INC.TL 1L, 3M SOFR + 5.00	752,000	3M US L + 1.35%	10/15/2029	758,000	6,000
Citibank, N.A.	Cornerstone Building Brands, Inc., 1M SOFR + 3.25	243,822	3M US L + 1.35%	04/12/2028	245,416	1,594
Citibank, N.A.	Dave & Buster's, Inc. TLB 1L, 1M SOFR + 5.00	252,067	3M US L + 1.35%	06/29/2029	265,738	13,671
Citibank, N.A.	Dermatology Intermediate Holdings III, Inc. TLB 1L, 3M SOFR + 4.25(b)	289,227	3M US L + 1.35%	03/26/2029	289,780	553
Citibank, N.A.	DexKo Global Inc., TL, 1M SOFR + 6.50 (b)	158,023	3M US L + 1.35%	10/04/2028	162,271	4,248
Citibank, N.A.	Hispanic Food Holdings LLC, 3M SOFR + 6.75(b)	935,300	3M US L + 1.35%	08/01/2029	986,294	50,994
Citibank, N.A.	KKR Apple Bidco, LLC, 1M SOFR + 4.00(b)	222,599	3M US L + 1.35%	09/22/2028	236,809	14,210
Citibank, N.A.	LSF11 A5 HOLDCO LLC, TLB, 1M SOFR + 4.25(b)	149,615	3M US L + 1.35%	10/15/2028	151,155	1,540
Citibank, N.A.	LSF9 ATLANTIS HOLDINGS, LLC, 3M SOFR + 7.25	1,185,780	3M US L + 1.35%	03/29/2029	1,202,846	17,066
Citibank, N.A.	Oldcastle Building Envelope Inc TLB 1L, 3M SOFR +4.50	481,294	3M US L + 1.35%	04/30/2029	481,987	693
Citibank, N.A.	Ring Container Technologies Group LLC, 1M US L + 3.50	385,609	3M US L + 1.35%	08/12/2028	386,978	1,369
Citibank, N.A.	Roper Industrial Products Investment Co LLC, TL, 3M SOFR + 4.50	96,500	3M US L + 1.35%	11/22/2029	99,393	2,893
Citibank, N.A.	Spirit AeroSystems, Inc., 3M SOFR + 4.50	101,850	3M US L + 1.35%	01/15/2027	105,053	3,203
Citibank, N.A.	Topgolf Callaway Brands Corp, TLB, 3M SOFR + 3.50	94,286	3M US L + 1.35%	03/08/2030	94,800	514
Citibank, N.A.	TransDigm Inc., TLH, 3M SOFR + 3.25	486,327	3M US L + 1.35%	02/22/2027	496,451	10,124
Citibank, N.A.	U.S. Silica Company TLB, 1M SOFR + 4.75(b)	388,000	3M US L + 1.35%	03/25/2030	390,000	2,000
Citibank, N.A.	Virtusa Corporation TL 1L, 1M SOFR + 3.75	294,030	3M US L + 1.35%	02/15/2029	294,216	186
		$11,491,665			$11,710,313	$218,648

Counterparty	Reference Entity/Obligation	Notional Amount	Fund Pays	Termination Date	Value	Net Unrealized Depreciation
Citibank, N.A.	Academy, Ltd., 1M US L + 3.75(b)	$568,714	3M US L + 1.35%	11/05/2027	$566,190	$(2,524)
Citibank, N.A.	ABG Intermediate Holdings 2 LLC, TL B 2 DDTL, 3M SOFR + 4.00	205,761	3M US L + 1.35%	12/21/2028	203,858	(1,903)
Citibank, N.A.	Acrisure LLC, 1M US L + 3.50	585,674	3M US L + 1.35%	02/15/2027	570,486	(15,188)
Citibank, N.A.	Acrisure LLC, 1M US L + 3.75	544,270	3M US L + 1.35%	02/15/2027	538,085	(6,185)
Citibank, N.A.	Acrisure LLC, 1M US L + 4.25	147,014	3M US L + 1.35%	02/15/2027	145,533	(1,481)
Citibank, N.A.	Adeia, Inc., 1M US L + 3.50	830,088	3M US L + 1.35%	06/08/2028	826,263	(3,825)
Citibank, N.A.	ADMI Corp. TLB3 1L, 1M US L + 3.75	790,383	3M US L + 1.35%	12/23/2027	739,497	(50,886)
Citibank, N.A.	Advantage Sales & Marketing, Inc., 3M US L + 4.50	748,505	3M US L + 1.35%	10/28/2027	655,696	(92,809)
Citibank, N.A.	Aegion Corp., 1M US L + 4.75(b)	430,931	3M US L + 1.35%	05/17/2028	422,720	(8,211)
Citibank, N.A.	AHP Health Partners, Inc., 1M US L + 3.50	284,933	3M US L + 1.35%	08/24/2028	281,089	(3,844)
Citibank, N.A.	AI Aqua Merger Sub, Inc., 1M SOFR + 3.75	743,202	3M US L + 1.35%	07/30/2028	724,417	(18,785)
Citibank, N.A.	Allen Media LLC, 3M SOFR + 5.50	1,501,518	3M US L + 1.35%	02/10/2027	1,342,266	(159,252)
Citibank, N.A.	Allied Universal Holdco LLC, 1M SOFR + 3.75	491,281	3M US L + 1.35%	05/14/2028	469,638	(21,643)
Citibank, N.A.	Amentum Government Services Holdings LLC TLB 1L, 6M SOFR + 4.00	348,543	3M US L + 1.35%	02/15/2029	343,288	(5,255)
Citibank, N.A.	AMYNTA AGENCY BORROWER INC, TLB, 3M SOFR + 5.00(b)	157,817	3M US L + 1.35%	02/28/2028	156,801	(1,016)

See Notes to Consolidated Financial Statements.

12	https://www.cimgroup.com/public-investment-programs/current-public-programs/racr

CIM Real Assets & Credit Fund	Consolidated Schedule of Investments

March 31, 2023 (Unaudited)

TOTAL RETURN SWAP CONTRACTS(a) (continued)

Counterparty	Reference Entity/Obligation	Notional Amount	Fund Pays	Termination Date	Value	Net Unrealized Depreciation
Citibank, N.A.	U.S. Anesthesia Partners, Inc., 1M US L + 4.25	$931,556	3M US L + 1.35%	10/02/2028	$904,494	$(27,062)
Citibank, N.A.	AP Core Holdings II LLC, 1M US L + 5.50	1,109,135	3M US L + 1.35%	09/01/2027	1,094,011	(15,124)
Citibank, N.A.	Applovin Corp., 3M SOFR + 3.35	194,030	3M US L + 1.35%	08/15/2025	193,742	(288)
Citibank, N.A.	Arches Buyer, Inc., 1M SOFR + 3.25	593,433	3M US L + 1.35%	12/06/2027	563,222	(30,211)
Citibank, N.A.	ASURION, LLC TLB 1L, 3M SOFR + 4.00	590,781	3M US L + 1.35%	08/17/2028	575,626	(15,155)
Citibank, N.A.	Athenahealth Group Inc. 1L, 1M SOFR + 3.50	54,076	3M US L + 1.35%	02/15/2029	51,019	(3,057)
Citibank, N.A.	Athenahealth Group Inc. TLB 1L, 1M SOFR + 3.50	440,242	3M US L + 1.35%	02/15/2029	415,301	(24,941)
Citibank, N.A.	Athletico Physical Therapy TLB, 3M SOFR + 4.25(b)	897,761	3M US L + 1.35%	02/15/2029	666,067	(231,694)
Citibank, N.A.	Autokiniton US Holdings, Inc., 1M SOFR + 4.50	1,081,351	3M US L + 1.35%	04/06/2028	1,049,671	(31,680)
Citibank, N.A.	Bakemark Holdings, Inc., 3M US L + 4.00(b)	491,281	3M US L + 1.35%	09/05/2028	479,431	(11,850)
Citibank, N.A.	Bausch Health Companies Inc. 1L TLB, 1M SOFR + 5.25	750,696	3M US L + 1.35%	02/01/2027	567,242	(183,454)
Citibank, N.A.	BCPE North Star US Holdco 2, Inc. TL 1L, 3M US L + 4.00(b)	950,979	3M US L + 1.35%	06/09/2028	879,895	(71,084)
Citibank, N.A.	Charter Next Generation, Inc., 1M SOFR +3.75	731,976	3M US L + 1.35%	12/01/2027	730,204	(1,772)
Citibank, N.A.	CHG Healthcare Services, Inc., 1M US L + 3.25	345,909	3M US L + 1.35%	09/29/2028	344,822	(1,087)
Citibank, N.A.	City Brewing Co. LLC, 3M US L + 3.50	219,983	3M US L + 1.35%	04/05/2028	92,559	(127,424)
Citibank, N.A.	Conduent Business Services LLC, 1M US L + 4.25(b)	488,813	3M US L + 1.35%	10/15/2028	465,359	(23,454)
Citibank, N.A.	Connect Finco Sarl, 1M US L + 3.50	734,212	3M US L + 1.35%	12/12/2026	728,968	(5,244)
Citibank, N.A.	Core & Main LP, 1M SOFR + 2.50	409,391	3M US L + 1.35%	07/27/2028	408,365	(1,026)
Citibank, N.A.	Corel Corp., 3M SOFR + 5.00(b)	359,277	3M US L + 1.35%	07/02/2026	337,496	(21,781)
Citibank, N.A.	CoreLogic, Inc., 1M US L + 3.50	491,269	3M US L + 1.35%	06/02/2028	421,617	(69,652)
Citibank, N.A.	Cornerstone OnDemand, Inc, 1M US L + 3.75	685,954	3M US L + 1.35%	10/16/2028	637,663	(48,291)
Citibank, N.A.	CP Atlas Buyer, Inc., 1M SOFR + 3.50	393,650	3M US L + 1.35%	11/23/2027	351,122	(42,528)
Citibank, N.A.	Dermatology Intermediate Holdings III, Inc. 1L, 3M SOFR + 4.25(b)	55,581	3M US L + 1.35%	03/26/2029	54,574	(1,007)
Citibank, N.A.	DexKo Global Inc., TLB, 3M US L + 3.75	642,383	3M US L + 1.35%	10/04/2028	604,247	(38,136)
Citibank, N.A.	DG Investment Intermediate Holdings 2, Inc., 1M US L + 3.75	978,983	3M US L + 1.35%	03/31/2028	953,939	(25,044)
Citibank, N.A.	DIRECTV Financing LLC, 1M US L + 5.00	956,475	3M US L + 1.35%	08/02/2027	924,725	(31,750)
Citibank, N.A.	Diversitech Holdings, Inc., 3M US L + 3.50	296,027	3M US L + 1.35%	12/22/2028	281,605	(14,422)
Citibank, N.A.	East West Manufacturing, LLC Delayed TL 1L, 3M SOFR + 5.75(b)	94,286	3M US L + 1.35%	12/22/2028	83,810	(10,476)
Citibank, N.A.	East West Manufacturing, LLC TLB 1L, 3M SOFR + 5.75(b)	641,732	3M US L + 1.35%	12/22/2028	570,429	(71,303)
Citibank, N.A.	ELEMENT MATERIALS TECH GROUP US HDGS Delayed TL, 3M SOFR + 4.25	55,588	3M US L + 1.35%	06/22/2029	55,067	(521)
Citibank, N.A.	ELEMENT MATERIALS TECH GROUP US HOLDINGS INC. TL, 3M SOFR + 4.25	119,839	3M US L + 1.35%	06/22/2029	119,312	(527)
Citibank, N.A.	Fertitta Entertainment, LLC TLB 1L, 1M SOFR + 4.00	343,487	3M US L + 1.35%	01/29/2029	339,809	(3,678)
Citibank, N.A.	Gainwell Acquisition Corp., 3M US L + 4.00	232,849	3M US L + 1.35%	10/01/2027	222,452	(10,397)
Citibank, N.A.	Garda World Security Corp., 1M US L + 4.25	593,428	3M US L + 1.35%	10/30/2026	587,787	(5,641)
Citibank, N.A.	Garda World Security Corporation TLB 1L, 1M SOFR + 4.25(b)	492,525	3M US L + 1.35%	02/01/2029	483,510	(9,015)
Citibank, N.A.	GoTo Group, Inc., 1M US L + 4.75	686,194	3M US L + 1.35%	08/31/2027	395,097	(291,097)
Citibank, N.A.	Great Outdoors Group, LLC TLB 1L, 1M US L + 3.75	1,471,328	3M US L + 1.35%	03/06/2028	1,464,547	(6,781)
Citibank, N.A.	Help/Systems Holdings, Inc., 3M SOFR + 4.00	489,899	3M US L + 1.35%	11/19/2026	438,337	(51,562)
Citibank, N.A.	Hunter Douglas Inc.TLB 1L, 3M SOFR +3.50	495,013	3M US L + 1.35%	02/25/2029	449,173	(45,840)
Citibank, N.A.	Indy US Holdco LLC, 1M SOFR + 6.25	544,955	3M US L + 1.35%	03/05/2028	533,857	(11,098)
Citibank, N.A.	Indy US Holdco LLC, 1M SOFR + 6.25	264,136	3M US L + 1.35%	03/05/2028	258,757	(5,379)
Citibank, N.A.	Ingenovis Health, Inc., 1M US L + 3.75(b)	884,291	3M US L + 1.35%	03/06/2028	854,812	(29,479)
Citibank, N.A.	Ivanti Software, Inc., 3M US L + 4.25	658,350	3M US L + 1.35%	12/01/2027	544,325	(114,025)
Citibank, N.A.	Jadex, Inc., 1M US L + 4.75(b)	359,504	3M US L + 1.35%	02/18/2028	328,567	(30,937)
Citibank, N.A.	KKR Apple Bidco, LLC, 1M US L + 2.75	947,564	3M US L + 1.35%	09/22/2028	941,719	(5,845)

See Notes to Consolidated Financial Statements.

Semi-Annual Report | March 31, 2023	13

CIM Real Assets & Credit Fund	Consolidated Schedule of Investments

March 31, 2023 (Unaudited)

TOTAL RETURN SWAP CONTRACTS(a) (continued)

Counterparty	Reference Entity/Obligation	Notional Amount	Fund Pays	Termination Date	Value	Net Unrealized Depreciation
Citibank, N.A.	KNS Midco Corp., 6M US L + 6.25(b)	$577,500	3M US L + 1.35%	04/21/2027	$510,126	$(67,374)
Citibank, N.A.	LBM Acquisition LLC, 1M US L + 3.75	636,020	3M US L + 1.35%	12/18/2027	601,935	(34,085)
Citibank, N.A.	Liftoff Mobile, Inc., 1M US L + 3.75(b)	490,735	3M US L + 1.35%	10/02/2028	348,956	(141,779)
Citibank, N.A.	LSCS Holdings, Inc., 1M US L + 4.50(b)	343,897	3M US L + 1.35%	12/16/2028	333,240	(10,657)
Citibank, N.A.	Madison IAQ LLC, 3M US L + 3.25	640,148	3M US L + 1.35%	06/21/2028	615,607	(24,541)
Citibank, N.A.	Magenta Buyer LLC, 3M US L + 4.75	798,575	3M US L + 1.35%	07/27/2028	663,958	(134,617)
Citibank, N.A.	McAfee Corp. TLB 1L, 1M SOFR + 3.75	911,573	3M US L + 1.35%	03/01/2029	864,162	(47,411)
Citibank, N.A.	McGraw-Hill Education, Inc., 3M US L + 4.75	930,606	3M US L + 1.35%	07/28/2028	880,786	(49,820)
Citibank, N.A.	Medline Industries, LP, Term Loan, 1M US L + 3.25	863,551	3M US L + 1.35%	10/21/2028	845,746	(17,805)
Citibank, N.A.	MH Sub I LLC, 1M US L + 3.75	244,243	3M US L + 1.35%	09/15/2024	240,193	(4,050)
Citibank, N.A.	Midwest Physician Administrative Services LLC, 3M US L + 3.25	722,700	3M US L + 1.35%	03/13/2028	679,978	(42,722)
Citibank, N.A.	Mitchell International, Inc., 1M US L + 3.75	655,050	3M US L + 1.35%	10/15/2028	625,687	(29,363)
Citibank, N.A.	Naked Juice LLC, 3M SOFR + 3.25	990,154	3M US L + 1.35%	01/24/2029	879,603	(110,551)
Citibank, N.A.	Olaplex, Inc TL 1L, 1M SOFR + 3.50(b)	350,710	3M US L + 1.35%	02/17/2029	322,423	(28,287)
Citibank, N.A.	PetSmart LLC, 1M SOFR + 3.75	1,279,008	3M US L + 1.35%	02/11/2028	1,275,184	(3,824)
Citibank, N.A.	Pitney Bowes INC.TL, 1M SOFR + 4.00	748,174	3M US L + 1.35%	03/17/2028	723,097	(25,077)
Citibank, N.A.	Pretium PKG Holdings, Inc., 1M US L + 4.00	275,807	3M US L + 1.35%	10/02/2028	222,794	(53,013)
Citibank, N.A.	Primary Products Finance LLC, 3M SOFR+ 4.00	408,583	3M US L + 1.35%	04/01/2029	407,442	(1,141)
Citibank, N.A.	Proofpoint, Inc., 1M US L + 3.25	702,184	3M US L + 1.35%	08/31/2028	691,052	(11,132)
Citibank, N.A.	Quest Borrower Limited TL 1L, 3M SOFR + 4.25	985,050	3M US L + 1.35%	02/01/2029	817,283	(167,767)
Citibank, N.A.	Redstone Holdco 2 LP, 3M US L + 4.75	704,623	3M US L + 1.35%	04/27/2028	558,680	(145,943)
Citibank, N.A.	Rough Country, LLC 1L, 3M US L + 3.50(b)	1,252,627	3M US L + 1.35%	07/26/2028	1,177,281	(75,346)
Citibank, N.A.	Ryan Specialty Group LLC, 1M SOFR + 3.00	195,325	3M US L + 1.35%	09/01/2027	195,061	(264)
Citibank, N.A.	Scientific Games Holdings LP TLB 1L, 3M SOFR +3.50	452,278	3M US L + 1.35%	04/04/2029	446,726	(5,552)
Citibank, N.A.	SINCLAIR TELEVISION GROUP, INC. TLB4 1L, 3M SOFR + 3.75	568,910	3M US L + 1.35%	04/13/2029	543,961	(24,949)
Citibank, N.A.	Sitel Worldwide Corp., 1M US L + 3.75	672,051	3M US L + 1.35%	08/27/2028	668,536	(3,515)
Citibank, N.A.	Sovos Brands Intermediate, Inc., 3M US L + 3.50	351,098	3M US L + 1.35%	06/08/2028	350,868	(230)
Citibank, N.A.	Specialty Building Products Holdings LLC, 1M US L + 3.25	493,515	3M US L + 1.35%	10/15/2028	466,127	(27,388)
Citibank, N.A.	SRS Distribution Inc., 1M US L + 3.50	357,663	3M US L + 1.35%	06/02/2028	348,924	(8,739)
Citibank, N.A.	Sunshine Luxembourg VII S.a r.l., 3M US L + 3.75	956,395	3M US L + 1.35%	10/02/2026	946,633	(9,762)
Citibank, N.A.	Teneo Holdings LLC, 1M SOFR + 5.25	782,753	3M US L + 1.35%	07/12/2025	780,904	(1,849)
Citibank, N.A.	TricorBraun Holdings, Inc., 1M US L + 3.25	441,216	3M US L + 1.35%	03/03/2028	436,202	(5,014)
Citibank, N.A.	TruGreen LP, 1M US L + 4.00	361,875	3M US L + 1.35%	11/02/2027	349,935	(11,940)
Citibank, N.A.	Watlow Electric Manufacturing Co., 3M US L + 3.75	1,041,682	3M US L + 1.35%	03/02/2028	1,022,377	(19,305)
Citibank, N.A.	WW International, Inc., 1M US L + 3.50	1,171,997	3M US L + 1.35%	04/13/2028	684,161	(487,836)
Citibank, N.A.	Zelis Payments Buyer, Inc., 1M US L + 3.50	979,956	3M US L + 1.35%	09/30/2026	979,445	(511)
		$57,967,038			$53,939,253	$(4,027,785)
TOTAL		$69,458,703			$65,649,566	$(3,809,137)

(a)	The Fund's interest in the total return swap transactions are held through a wholly-owned subsidiary of the Fund, RACR-FS, LLC, a Delaware Limited Liability Company.

(b)	Security is classified as Level 3 in the Fund's fair value hierarchy (see Note 2).

See Notes to Consolidated Financial Statements.

14	https://www.cimgroup.com/public-investment-programs/current-public-programs/racr

CIM Real Assets & Credit Fund	Consolidated Statement of Assets and Liabilities

March 31, 2023 (Unaudited)

ASSETS
Unaffiliated Investments, at fair value (Cost $267,267,426)	$256,000,914
Affiliated investments, at fair value (Cost $71,302,505)	82,808,866
Cash collateral for total return swaps	20,957,168
Interest receivable	4,486,268
Receivable for investments sold	2,631,052
Receivable for shares sold	1,225,172
Cash	460,645
Unrealized appreciation on total return swap contracts	218,648
Prepaid expenses and other assets	128,845
Total Assets	368,917,578
LIABILITIES
Payable for investments purchased	11,708,166
Lines of credit payable (Note 7)	40,000,000
Unrealized depreciation on total return swap contracts	4,027,785
Due to Adviser	1,542,481
Administration fees payable (Note 8)	504,711
Professional fees payable	413,100
Trustees' fees payable (Note 8)	200,042
Transfer agency fees payable (Note 8)	142,050
Custody fees payable	23,928
Distribution fees payable (Note 8)	7,672
Shareholder servicing fees payable (Note 8)	4,331
Accrued expenses and other liabilities	746,279
Total Liabilities	59,320,545
NET ASSETS	$309,597,033
NET ASSETS CONSIST OF
Paid-in capital	$309,693,260
Total distributable earnings	(96,227)
NET ASSETS	$309,597,033

See Notes to Consolidated Financial Statements.

Semi-Annual Report | March 31, 2023	15

CIM Real Assets & Credit Fund	Consolidated Statement of Assets and Liabilities

March 31, 2023 (Unaudited)

PRICING OF SHARES
Class A
Net assets	$8,296,532
Shares of beneficial interest outstanding (unlimited number of authorized shares, no par value common stock authorized)	325,966
Net asset value	$25.45
Maximum offering price per share (Maximum sales load of 5.75%)	$27.00
Class C
Net assets	$12,137,989
Shares of beneficial interest outstanding (unlimited number of authorized shares, no par value common stock authorized)	487,427
Net asset value(a)	$24.90
Maximum offering price per share	$24.90
Class I
Net assets	$288,591,373
Shares of beneficial interest outstanding (unlimited number of authorized shares, no par value common stock authorized)	11,259,485
Net asset value	$25.63
Maximum offering price per share	$25.63
Class L
Net assets	$571,139
Shares of beneficial interest outstanding (unlimited number of authorized shares, no par value common stock authorized)	22,621
Net asset value	$25.25
Maximum offering price per share (Maximum sales load of 4.25%)	$26.37

(a)	Subject to early-withdrawal charge. Redemption price varies based on length of time held (Note 2).

See Notes to Consolidated Financial Statements.

16	https://www.cimgroup.com/public-investment-programs/current-public-programs/racr

CIM Real Assets & Credit Fund	Consolidated Statement of Operations

For the Six Months Ended March 31, 2023 (Unaudited)

INVESTMENT INCOME
Interest income	$13,334,725
Dividend income from unaffiliated investments	252,307
Income from affiliated investments	1,127,299
Total Investment Income	14,714,331

EXPENSES
Management fees (Note 8)	2,143,309
Incentive fees (Note 8)	1,603,707
Shareholder servicing fees (Note 8)
Class A	9,264
Class C	13,540
Class L	721
Distribution fees (Note 8):
Class C	40,619
Class L	721
Networking fees
Class I	161,746
Interest expense (Note 7)	1,072,024
Administration fees (Note 8)	1,059,521
Professional fees	587,115
Trustees' fees (Note 8)	144,350
Transfer agency fees (Note 8)	105,871
Printing fees	102,658
Custody fees	54,564
State registration fees	40,160
Insurance fees	7,161
Other expenses	451,010
Total Expenses	7,598,061
Expenses reimbursed by Adviser (Note 8)	(1,427,879)
Net Expenses	6,170,182
Net Investment Income	8,544,149
Net realized loss on investments	(5,515)
Net realized loss on total return swap contracts	(204,048)
Net change in unrealized depreciation on unaffiliated investments	(6,258,071)
Net change in unrealized depreciation on affiliated investments	(2,254,863)
Net change in unrealized appreciation on total return swap contracts	1,526,229
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(7,196,268)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,347,881

See Notes to Consolidated Financial Statements.

Semi-Annual Report | March 31, 2023	17

CIM Real Assets & Credit Fund	Consolidated Statements of Changes in Net Assets

	For the Six Months Ended March 31, 2023 (Unaudited)	For the Year Ended September 30, 2022
OPERATIONS
Net investment income	$8,544,149	$8,524,523
Net realized gain on investments and total return swap contracts	(209,563)	68,711
Net change in unrealized appreciation on unaffiliated investments, affiliated investments and total return swap contracts	(6,986,705)	638,440
Net Increase in Net Assets Resulting from Operations	1,347,881	9,231,674
DISTRIBUTIONS TO SHAREHOLDERS
Class A
From distributable earnings	(219,215)	(89,655)
From return of capital	–	(94,765)
Class C
From distributable earnings	(318,900)	(223,307)
From return of capital	–	(236,035)
Class I
From distributable earnings	(7,985,508)	(4,948,719)
From return of capital	–	(5,230,796)
Class L
From distributable earnings	(17,343)	(10,720)
From return of capital	–	(11,331)
Net Decrease in Net Assets from Distributions to Shareholders	(8,540,966)	(10,845,328)
BENEFICIAL INTEREST TRANSACTIONS
Class A
Shares sold	2,237,483	5,209,584
Distributions reinvested	104,452	89,513
Shares repurchased	(111,444)	(145,501)
Class C
Shares sold	3,812,631	6,025,825
Distributions reinvested	134,411	250,889
Shares repurchased, net of redemption fees (Note 2)	(627,858)	(2,572,168)
Shares transferred in	(401,075)	–
Class I
Shares sold	57,085,557	192,301,288
Distributions reinvested	2,289,035	3,093,698
Shares repurchased	(22,756,826)	(16,586,596)
Shares transferred in	61,918	–
Class L
Shares sold	–	479,875
Distributions reinvested	2,977	491
Net Increase in Net Assets Derived from Beneficial Interest Transactions	41,831,261	188,146,898
Net increase in net assets	34,638,176	186,533,244

NET ASSETS
Beginning of period	274,958,857	88,425,613
End of period	$309,597,033	$274,958,857

See Notes to Consolidated Financial Statements.

18	https://www.cimgroup.com/public-investment-programs/current-public-programs/racr

CIM Real Assets & Credit Fund	Consolidated Statements of Changes in Net Assets

	For the Six Months Ended March 31, 2023 (Unaudited)	For the Year Ended September 30, 2022
Other Information
BENEFICIAL INTEREST TRANSACTIONS, IN SHARES
Class A
Beginning shares	239,584	42,619
Shares sold	86,662	199,238
Distributions reinvested	4,054	3,440
Shares repurchased	(4,334)	(5,713)
Net increase in shares outstanding	86,382	196,965
Ending shares	325,966	239,584
Class C
Beginning shares	372,331	228,241
Shares sold	150,467	233,571
Distributions reinvested	5,321	9,737
Shares repurchased	(36,154)	(99,218)
Shares transferred in	(4,538)	–
Net increase in shares outstanding	115,096	144,090
Ending shares	487,427	372,331
Class I
Beginning shares	9,848,041	3,060,662
Shares sold	2,197,424	7,308,078
Distributions reinvested	88,273	118,042
Shares repurchased	(876,649)	(638,741)
Shares transferred in	2,396	–
Net increase in shares outstanding	1,411,444	6,787,379
Ending shares	11,259,485	9,848,041
Class L
Beginning shares	22,504	4,000
Shares sold	–	18,485
Distributions reinvested	117	19
Net increase in shares outstanding	117	18,504
Ending shares	22,621	22,504

See Notes to Consolidated Financial Statements.

Semi-Annual Report | March 31, 2023	19

CIM Real Assets & Credit Fund	Consolidated Statement of Cash Flows

For the Six Months Ended March 31, 2023 (Unaudited)

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$1,347,881
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investments	(72,225,705)
Proceeds from sale of investments	7,959,097
Net proceeds from short-term investments	(20,222,601)
Net realized loss on investments	5,515
Net realized loss on total return swap contracts	204,048
Net change in unrealized depreciation on investments	6,258,071
Net change in unrealized depreciation on affiliated investments	2,254,863
Net change in unrealized appreciation on total return swap contracts	(1,526,229)
Accretion and amortization of discounts and premiums, net	492,680
(Increase)/Decrease in Assets:
Interest receivable	(1,463,430)
Prepaid expenses and other assets	1,026,724
Increase/(Decrease) in Liabilities:
Due to Adviser	1,290,458
Professional fees payable	(196,784)
Administration fees payable	20,293
Transfer agency fees payable	(21,566)
Distribution fees payable	1,815
Shareholder servicing fees payable	1,071
Accrued expenses and other liabilities	(135,110)
Custody fees payable	(314)
Trustees' fees payable	(70,643)
Net cash used in operating activities	(74,999,866)

Cash Flows from Financing Activities:
Lines of credit borrowings	40,000,000
Proceeds from shares sold	63,689,558
Payment on shares repurchased	(23,835,285)
Cash distributions paid	(6,010,091)
Net cash provided by financing activities	73,844,182

Net Change in Cash and Cash Equivalents	(1,155,684)

Cash and Cash Equivalents, beginning of period	$22,573,497
Cash and Cash Equivalents, end of period	$21,417,813

Non-cash financing activities herein consist of reinvestment of distributions of:	$2,530,875
Cash paid during the period for interest from bank borrowing:	$1,072,024

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF YEAR TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash	$1,983,729
Cash collateral for total return swaps	$20,589,768
Total	$22,573,497
RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF YEAR TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash	$460,645
Cash collateral for total return swaps	$20,957,168
Total	$21,417,813

See Notes to Consolidated Financial Statements.

20	https://www.cimgroup.com/public-investment-programs/current-public-programs/racr

CIM Real Assets & Credit Fund	Consolidated Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Class A	For the Six Months Ended March 31, 2023 (Unaudited)		For the Year Ended September 30, 2022	For the Year Ended September 30, 2021		For the Period May 5, 2020 (Commencement of Operations) to September 30, 2020
Net asset value, beginning of period	$26.11		$26.45	$25.16		$25.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.74		1.20	0.91		0.20
Net realized and unrealized gain/(loss)	(0.63)		0.02	1.91		0.46
Total from investment operations	0.11		1.22	2.82		0.66

DISTRIBUTIONS
From net investment income	(0.77)		(0.78)	(0.99)		(0.50)
From net realized gain on investments	–		–	(0.36)		–
Return of capital	–		(0.78)	(0.18)		–
Total distributions	(0.77)		(1.56)	(1.53)		(0.50)

Net increase/(decrease) in net asset value	(0.66)		(0.34)	1.29		0.16
Net asset value, end of period	$25.45		$26.11	$26.45		$25.16
TOTAL RETURN(b)	0.44%		4.78%	11.60%		2.67%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000s)	$8,297		$6,256	$1,127		$101

Ratios to Average Net Assets
Ratio of expenses to average net assets excluding fee waivers and reimbursements	5.49	%(c)(d)	3.76%	9.94%		45.26	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	4.52	%(d)(e)	2.50%	1.74	%(f)	1.00	%(e)(f)
Ratio of net investment income to average net assets including fee waivers and reimbursements	5.73	%(e)	4.60%	3.53%		1.94	%(e)
Portfolio turnover rate	4	%(g)	11%	122%		1	%(g)

(a)	Calculated using the average shares method.

(b)	Total returns have not been annualized and do not reflect the impact of sales load. Total returns would have been lower had certain expenses not been waived or reimbursed during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

(c)	These ratios to average net assets have been annualized except for the non-recurring offering and organizational expenses which have not been annualized.

(d)	The ratio includes the incentive fee incurred during the six months ended March 31, 2023.

(e)	Annualized.

(f)	The Adviser waived the management fees from commencement of operations May 5, 2020 to June 30, 2021. Without this waiver the net expense ratio would have been 2.50%

(g)	Not annualized.

See Notes to Consolidated Financial Statements.

Semi-Annual Report | March 31, 2023	21

CIM Real Assets & Credit Fund	Consolidated Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Class C	For the Six Months Ended March 31, 2023 (Unaudited)		For the Year Ended September 30, 2022	For the Year Ended September 30, 2021		For the Period May 5, 2020 (Commencement of Operations) to September 30, 2020
Net asset value, beginning of period	$25.63		$26.16	$25.08		$25.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.63		0.90	0.70		0.22
Net realized and unrealized gain/(loss)	(0.60)		0.11	1.90		0.36
Total from investment operations	0.03		1.01	2.60		0.58

DISTRIBUTIONS
From net investment income	(0.76)		(0.77)	(0.98)		(0.50)
From net realized gain on investments	–		–	(0.36)		–
Return of capital	–		(0.77)	(0.18)		–
Total distributions	(0.76)		(1.54)	(1.52)		(0.50)

Net increase/(decrease) in net asset value	(0.73)		(0.53)	1.08		0.08
Net asset value, end of period	$24.90		$25.63	$26.16		$25.08
TOTAL RETURN(b)	0.10%		4.05%	10.73%		2.35%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000s)	$12,138		$9,543	$5,972		$572

Ratios to Average Net Assets
Ratio of expenses to average net assets excluding fee waivers and reimbursements	6.20	%(c)(d)	4.57%	11.49%		44.33	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	5.27	%(d)(e)	3.25%	2.48	%(f)	1.75	%(e)(f)
Ratio of net investment income to average net assets including fee waivers and reimbursements	4.98	%(e)	3.50%	2.73%		2.20	%(e)
Portfolio turnover rate	4	%(g)	11%	122%		1	%(g)

(a)	Calculated using the average shares method.

(b)	Total returns have not been annualized. Total returns would have been lower had certain expenses not been waived or reimbursed during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

(c)	These ratios to average net assets have been annualized except for the non-recurring offering and organizational expenses which have not been annualized.

(d)	The ratio includes the incentive fee incurred during the six months ended March 31, 2023.

(e)	Annualized.

(f)	The Adviser waived the management fees from commencement of operations May 5, 2020 to June 30, 2021. Without this waiver the net expense ratio would have been 3.25%.

(g)	Not annualized.

See Notes to Consolidated Financial Statements.

22	https://www.cimgroup.com/public-investment-programs/current-public-programs/racr

CIM Real Assets & Credit Fund	Consolidated Financial Highlights

    For a Share Outstanding Throughout the Periods Presented

Class I	For the Six Months Ended March 31, 2023 (Unaudited)		For the Year Ended September 30, 2022	For the Year Ended September 30, 2021		For the Period May 5, 2020 (Commencement of Operations) to September 30, 2020
Net asset value, beginning of period	$26.26		$26.54	$25.18		$25.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.77		1.21	0.99		0.23
Net realized and unrealized gain/(loss)	(0.62)		0.08	1.90		0.45
Total from investment operations	0.15		1.29	2.89		0.68

DISTRIBUTIONS
From net investment income	(0.78)		(0.78)	(0.99)		(0.50)
From net realized gain on investments	–		–	(0.36)		–
Return of capital	–		(0.79)	(0.18)		–
Total distributions	(0.78)		(1.57)	(1.53)		(0.50)

Net increase/(decrease) in net asset value	(0.63)		(0.28)	1.36		0.18
Net asset value, end of period	$25.63		$26.26	$26.54		$25.18
TOTAL RETURN(b)	0.55%		5.04%	11.88%		2.75%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000s)	$288,591		$258,576	$81,221		$6,259

Ratios to Average Net Assets
Ratio of expenses to average net assets excluding fee waivers and reimbursements	5.23	%(c)(d)	3.60%	9.98%		44.53	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	4.23	%(d)(e)	2.25%	1.48	%(f)	0.75	%(e)(f)
Ratio of net investment income to average net assets including fee waivers and reimbursements	5.97	%(e)	4.60%	3.86%		2.29	%(e)
Portfolio turnover rate	4	%(g)	11%	122%		1	%(g)

(a)	Calculated using the average shares method.

(b)	Total returns have not been annualized. Total returns would have been lower had certain expenses not been waived or reimbursed during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

(c)	These ratios to average net assets have been annualized except for the non-recurring offering and organizational expenses which have not been annualized.

(d)	The ratio includes the incentive fee incurred during the six months ended March 31, 2023.

(e)	Annualized.

(f)	The Adviser waived the management fees from commencement of operations May 5, 2020 to June 30, 2021. Without this waiver the net expense ratio would have been 2.25%.

(g)	Not annualized.

See Notes to Consolidated Financial Statements.

Semi-Annual Report | March 31, 2023	23

CIM Real Assets & Credit Fund	Consolidated Financial Highlights

    For a Share Outstanding Throughout the Periods Presented

Class L	For the Six Months Ended March 31, 2023 (Unaudited)		For the Year Ended September 30, 2022	For the Year Ended September 30, 2021		For the Period May 5, 2020 (Commencement of Operations) to September 30, 2020
Net asset value, beginning of period	$25.93		$26.35	$25.13		$25.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.70		1.06	0.95		0.17
Net realized and unrealized gain/(loss)	(0.61)		0.08	1.79		0.46
Total from investment operations	0.09		1.14	2.74		0.63

DISTRIBUTIONS
From net investment income	(0.77)		(0.78)	(0.98)		(0.50)
From net realized gain on investments	–		–	(0.36)		–
Return of capital	–		(0.78)	(0.18)		–
Total distributions	(0.77)		(1.56)	(1.52)		(0.50)

Net increase/(decrease) in net asset value	(0.68)		(0.42)	1.22		0.13
Net asset value, end of period	$25.25		$25.93	$26.35		$25.13
TOTAL RETURN(b)	0.34%		4.51%	11.31%		2.55%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000s)	$571		$584	$105		$101

Ratios to Average Net Assets
Ratio of expenses to average net assets excluding fee waivers and reimbursements	5.67	%(c)(d)	4.08%	17.63%		45.51	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	4.72	%(d)(e)	2.75%	1.59	%(f)	1.25	%(e)(f)
Ratio of net investment income to average net assets including fee waivers and reimbursements	5.48	%(e)	4.10%	3.73%		1.68	%(e)
Portfolio turnover rate	4	%(g)	11%	122%		1	%(g)

(a)	Calculated using the average shares method.

(b)	Total returns have not been annualized. Total returns would have been lower had certain expenses not been waived or reimbursed during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

(c)	These ratios to average net assets have been annualized except for the non-recurring offering and organizational expenses which have not been annualized.

(d)	The ratio includes the incentive fee incurred during the six months ended March 31, 2023.

(e)	Annualized.

(f)	The Adviser waived the management fees from commencement of operations May 5, 2020 to June 30, 2021. Without this waiver the net expense ratio would have been 2.75%

(g)	Not annualized.

See Notes to Consolidated Financial Statements.

24	https://www.cimgroup.com/public-investment-programs/current-public-programs/racr

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements

  March 31, 2023 (Unaudited)

NOTE 1 — Organization and Registration

CIM Real Assets & Credit Fund (the “Fund”), a Delaware statutory trust, is a non-diversified, closed-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund engages in a continuous offering of shares and operates as an interval fund that offers to make quarterly repurchases of shares at net asset value (“NAV”). The Fund’s investment objective is to generate current income through cash distributions and preserve shareholders’ capital across various market cycles, with a secondary objective of capital appreciation.

The Fund’s investment adviser is CIM Capital IC Management, LLC, a Delaware limited liability company (the “Adviser”) that is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser is primarily responsible for determining the amount of the Fund’s total assets that are allocated to each of the Fund’s sub-advisers, and will review such allocation percentage on an ongoing basis and adjust the allocation percentage as necessary to best achieve the Fund’s investment objective.

The Adviser has engaged CIM Capital SA Management, LLC, a Delaware limited liability company (the “CIM Sub-Adviser”) that is registered as an investment adviser with the SEC under the Advisers Act, to act as an investment sub-adviser to the Fund. The CIM Sub-Adviser is an indirectly wholly-owned subsidiary of CIM Group Management, LLC and is an affiliate of the Adviser. The CIM Sub-Adviser is responsible for identifying and sourcing investment opportunities with respect to real assets held by the Fund. The Fund defines “real assets” as assets issued by United States issuers where the underlying interests are investments in real estate or infrastructure in the United States (“Real Assets”).The Fund’s investments in Real Assets will consist of (1) direct real estate that may be held through one or more wholly-owned real estate investment trust (“REIT”) subsidiaries (each, a “REIT Subsidiary”), (2) public real estate investment trusts (“REITs”) (including publicly-traded REITs and publicly registered and non-listed REITs) and private REITs, (3) real estate mortgages, (4) commercial mortgage-backed securities (“CMBS”) and (5) infrastructure assets. The Fund’s investments in Real Assets will generally consist of Real Assets in qualified communities throughout the United States (“Qualified Communities”). In addition to its Real Assets located in the United States, the Fund invests in Real Assets located in foreign countries (including real estate debt or mortgages backed by real estate in foreign countries). The Fund will limit its foreign Real Assets investments to Real Assets located in Canada, and countries in Western Europe, Central America or South America and may invest in emerging markets countries located in those regions. The Fund will limit its foreign investments to 10% of its total assets. There is no minimum allocation to foreign investments and, at times, the Fund may hold only U.S. investments. The Fund has formed a wholly-owned subsidiary that has elected to be taxed as a REIT (the “REIT Subsidiary”). Certain of the Fund’s Real Assets are held through the REIT Subsidiary.

The Adviser has also engaged OFS Capital Management, LLC, a Delaware limited liability company (the “OFS Sub-Adviser”, and, together with the CIM Sub-Adviser, the “Sub-Advisers”) that is registered as an investment adviser with the SEC under the Advisers Act, to act as an investment sub-adviser to the Fund. The OFS Sub-Adviser is a wholly-owned subsidiary of Orchard First Source Asset Management, LLC, and is an affiliate of the Adviser. The OFS Sub-Adviser is responsible for identifying and sourcing credit and credit-related investment opportunities (“Credit and Credit-Related Investments”) as well as investments in CMBS. The Fund intends for its Credit and Credit-Related Investments to consist of (1) investments in floating and fixed rate loans; (2) broadly syndicated senior secured corporate loans; (3) investments in the debt and equity tranches of collateralized loan obligations (“CLOs”) and CLO warehouses; and (4) opportunistic credit investments, by which the Fund means stressed and distressed credit situations, restructurings and non-performing loans.

The Fund was organized as a statutory trust on February 4, 2019 under the laws of the State of Delaware. The Fund had no operations from that date through May 4, 2020 other than those relating to organizational matters and the registration of its shares under applicable securities laws. During this period, the Adviser purchased 4,000 of Class I Common Shares of beneficial interest (the "Class I Shares"), at an aggregate purchase price of $100,000, at a price of $25.00 per share.

On May 5, 2020, the Fund commenced a continuous public offering of Class I Shares, Class A Shares, Class C Shares and Class L Shares. The Fund has received exemptive relief from the SEC to permit the Fund to issue multiple classes of shares and to impose asset-based distribution fees and early withdrawal charges.1 Additionally, on May 5, 2020, an affiliate of the Adviser purchased 188,000 Class I Shares at a price of $25.00 per share, 4,000 Class A Common Shares (the “Class A Shares”) at a price of $25.00 per share, 4,000 Class C Common Shares (the “Class C Shares”) at a price of $25.00 per share, and 4,000 Class L Common Shares (the “Class L Shares”) at a price of $25.00 per share. On January 28, 2021, an affiliate of the Adviser purchased 156,067 Class I Shares. The Adviser and its affiliates own shares in the Fund representing 2.9% and 3.0% of the NAV as of March 31, 2023 and May 12, 2023, respectively.

Class C Shares and Class I Shares are offered on a continuous basis at NAV. Class C Shares are subject to a 1.00% early withdrawal charge. Class A Shares are offered at NAV plus a maximum sales load of 5.75% of the offering price. Class L Shares are offered at NAV plus a maximum sales load of 4.25% of the offering price. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and early withdrawal charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans, and other matters that exclusively affect such class, and separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. The Fund’s income, expenses (other than class-specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class. Class specific expenses, where applicable, include distribution fee, shareholder servicing fees and networking fees.

[1]	(CIM Real Assets & Credit Fund, et al. (File No. 812-15001, Release No. IC-33659 (Oct. 22, 2019) (order), Release No. IC-33630 (Sep. 23, 2019) (notice))

Semi-Annual Report | March 31, 2023	25

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements

  March 31, 2023 (Unaudited)

NOTE 2 — Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946 - Investment Companies. The consolidated financial statements include the accounts of the Fund and its wholly-owned subsidiaries. All intercompany balances and transactions have been eliminated in consolidation.

Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from these estimates.

Portfolio Valuation

The Fund determines the NAV per each class of Common Shares on each day that the New York Stock Exchange (“NYSE”) is open for business as of the close of the regular trading session (normally, 4:00 pm eastern time). The Fund calculates NAV per Common Share on a class-specific basis, by dividing the total value of the Fund’s assets attributable to the applicable class by the total number of Common Shares of such class outstanding. The Fund’s assets are determined by subtracting any liabilities (including borrowings for investment purposes) from the total value of its portfolio investments and other assets.

Pursuant to Rule 2a-5 (“Rule 2a-5”) of the 1940 Act, the Board of Trustees (the “Board’) of the Fund has designated the Adviser as the “valuation designee” under Rule 2a-5, meaning that the Adviser values the Fund’s assets in good faith pursuant to valuation policies and procedures that were approved by the Board.

In accordance with ASC Topic 820 – Fair Value Measurement and Disclosures, and consistent with the valuation policy and procedures approved by the Board, portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, the Adviser, in accordance with Rule 2a-5, has adopted policies and procedures for determining the fair value of such securities and other assets.

Fair Value Measurements

In accordance with ASC Topic 820 – Fair Value Measurements and Disclosures, a three-tier fair value hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the fair value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

26	https://www.cimgroup.com/public-investment-programs/current-public-programs/racr

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements

  March 31, 2023 (Unaudited)

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date. An active market is defined as a market in which transactions for the assets or liabilities occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2 –	Inputs include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active (markets with few transactions), inputs other than quoted prices that are observable for the asset or liability (i.e., interest rates, yield curves etc.), and inputs that are derived principally from or corroborated by observable market data correlation or other means (market corroborated inputs).

Level 3 –	Unobservable inputs, which are only used to the extent that observable inputs are not available, reflect the Fund's assumptions about the pricing of an asset or liability.

The following is a summary of the values of the Fund's investments based upon the hierarchy described above as of March 31, 2023:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Bank Loans	$–	$3,673,306	$48,927,360	$52,600,666
Collateralized Loan Obligations - Equity	–	–	21,886,710	21,886,710
Collateralized Loan Obligations - Debt	–	66,383,142	–	66,383,142
Commercial Mortgage-Backed Securities	–	51,989,818	3,677,353	55,667,171
Direct Real Estate	–	–	78,923,787	78,923,787
Real Estate-Related Securities	–	–	24,022,003	24,022,003
Common Stocks	1,580,560	–	5,960,617	7,541,177
Warrants	–	–	46	46
Loan Accumulation Facility(1)	–	–	5,625,638	5,625,638
Short Term Investments	26,159,440	–	–	26,159,440
Total	$27,740,000	$122,046,266	$189,023,514	$338,809,780
Other Financial Instruments
Assets
Total Return Swap Contracts	$–	$141,126	$77,522	$218,648
Liabilities
Total Return Swap Contracts	$–	$(3,189,526)	$(838,259)	$(4,027,785)
Total	$–	$(3,048,400)	$(760,737)	$(3,809,137)

Semi-Annual Report | March 31, 2023	27

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements

  March 31, 2023 (Unaudited)

The changes of the fair value of investments for which the Fund has used Level 3 inputs to determine the fair value are as follows:

Asset Type	Balance as of September 30, 2022	Accrued Discount/Premium	Realized Gain/(Loss)	Change in Unrealized Appreciation/Depreciation	Purchases	Sales Proceeds	Transfer Out of Level 3	Balance as of March 31, 2023	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at March 31, 2023
Bank Loans	$51,991,403	$87,795	$12,550	$(1,123,072)	$4,273,467	$(2,641,477)	$(3,673,306)	$48,927,360	$(1,068,288)
Collateralized Loan Obligations -Equity	22,816,896	(839,881)	–	(90,305)	72,846	(72,846)	–	21,886,710	(90,305)
Commercial Mortgage-Backed Securities	3,773,335	30,924	(809)	(182,069)	59,572	(3,600)	–	3,677,353	(189,962)
Direct Real Estate	75,602,716	–	–	(7,888,920)	11,209,991	–	–	78,923,787	(7,888,920)
CLO Warehouse Facilites	9,593,750		–	(155,612)	187,500	(4,000,000)	–	5,625,638	(155,612)
Equity Interests	4,742,838	–	–	1,140,236	658,188	(580,645)	–	5,960,617	1,140,236
Real Estate-Related Securities	23,878,402	41,592	–	102,009	–	–	–	24,022,003	102,009
Warrants	13,917	–	–	(13,871)	–	–	–	46	(13,871)
	$192,413,257	$(679,570)	$11,741	$(8,211,604)	$16,461,564	$(7,298,568)	$(3,673,306)	$189,023,514	$(8,164,713)

(1)	Assets were held at cost

(2)	Included in the Statements of Operations

The table below provides additional information about the Level 3 Fair Value Measurements as of September 30, 2022:

				Range
Asset Class	Fair Value	Valuation Technique	Unobservable Inputs	Minimum	Maximum	Weighted Average
Direct Real Estate	$78,923,787	Income Approach	Discount Rate	6.25%	7.25%	6.86%
			Terminial Capitalization Rate	4.75%	6.00%	5.30%
Real Estate Related Securities	24,022,003	Discounted Cash Flows	Discount Rate	1.73%	10.42%	5.0%
Commercial Mortgage Backed Securities	3,677,353	Discounted Cash Flows	Discount Rate	9.74%	18.39%	11.77%
Collateralized Loan Obligations - Equity	21,886,710	Discounted Cash Flows	Discount Rate	13.00%	36.00%	18.50%
Bank Loans	36,307,644	Discounted Cash Flows	Discount Rate	9.44%	17.36%	12.12%
Bank Loans	12,619,716	Third Party Pricing Servuce	Broker Quote	–	–	–
Loan Accumulation Facility	5,625,638	Market Approach	Transaction Price	–	–	–
Common Stock	5,960,617	Multiple Anaylsis	EBITDA Multiple	4.72	9.44	7.08
		Market Approach	Transaction Price	865.55	1,100.07	982.81
Warrants	46	Black-Scholes	Volatility	0.00%	1.29%	0.64%
Total	$189,023,514

28	https://www.cimgroup.com/public-investment-programs/current-public-programs/racr

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements

  March 31, 2023 (Unaudited)

The following is a reconciliation for the six months ended March 31, 2023 of the total return swap contracts for which significant unobservable inputs (Level 3) were used in determining fair value:

	Total Return Swap Contracts	Total Return Swap Contracts
Balance as of September 30, 2022	$(726,015)	$(726,015)
Change in Unrealized Appreciation/Depreciation	(26,543)	(26,543)
Purchased Unrealized Appreciation/Depreciation	10,522	10,522
Sold Unrealized Appreciation/Depreciation	77,725	77,725
Transfers In of Unrealized Appreciation/Depreciation	(219,781)	(219,781)
Transfers Out of Unrealized Appreciation/Depreciation	123,355	123,355
Balance as of March 31, 2023	$(760,737)	$(760,737)
Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at March 31, 2023	$(235,802)	$(235,802)

Cash

The Fund places its cash with two banking institutions, which are insured by the Federal Deposit Insurance Corporation (“FDIC”). The FDIC limit is $250,000. At various times throughout six months ended March 31, 2023, the amount on deposit exceeded the FDIC limit and subjected the Fund to credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities; however, If a depository institution fails to return these deposits or is otherwise subject to adverse conditions in the financial or credit markets, our access to such deposits could be limited, which could in turn adversely impact our short-term liquidity and our ability to meet our operating expenses or working capital needs.

Commitments and Contingencies

In the normal course of business, the Fund's investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Fund's custodian. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Fund enters into contracts that contain a variety of representations and warranties and indemnification provisions and may engage from time to time in various legal actions. The maximum exposure of the Fund under these arrangements and activities is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of material loss to be remote.

Income Tax

For U.S. federal income tax purposes, the Fund has elected to qualify as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), by distributing substantially all of its investment company taxable net income and realized gains, not offset by capital loss carryforwards, if any, to its shareholders. The Fund intends to file U.S. federal, state, and local tax returns as required.

On March 30, 2022, the Fund formed a REIT subsidiary (the “REIT Subsidiary”) to hold certain of the Fund’s real estate investments. The REIT Subsidiary qualified and elected to be taxed as a real estate investment trust (“REIT”) for federal income tax purposes under Sections 856 through 860 of the Code, commencing with its taxable year ending December 31, 2022. If the REIT Subsidiary continues to qualify for taxation as a REIT, the REIT Subsidiary will generally not be subject to federal corporate income tax to the extent it distributes its taxable income to its stockholders, and so long as it, among other things, distributes at least 90% of its annual taxable income (computed without regard to the dividends paid deduction and excluding net capital gains). REITs are subject to a number of other organizational and operational requirements. Even though the REIT Subsidiary qualified for taxation as a REIT, and even if the REIT Subsidiary continues to qualify as a REIT, it may be subject to certain state and local taxes on its income and property, and federal income and excise taxes on its undistributed income. The financial statements contained herein include the accounts of the Fund and the REIT Subsidiary.

Investment Transactions and Investment Income

Investment security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Gains and losses on securities sold are determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event. Dividend income for public securities is recorded on the ex-dividend date. Dividend income received from the Fund’s direct real estate investments is recorded when distributions are declared by vehicles into which the Fund has invested. During the six months ended March 31, 2023, the Fund did not receive any dividend income related to its direct real estate investments.

Semi-Annual Report | March 31, 2023	29

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements

  March 31, 2023 (Unaudited)

Distributions to Shareholders

The Fund intends to distribute substantially all of its net investment income to shareholders in the form of dividends. The Fund has and expects to continue to declare dividends quarterly and pay them out to shareholders monthly. Distributions from net realized capital gains, if any, are expected to be declared and paid annually and are recorded on the applicable ex-dividend date. The character of income and gains to be distributed is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Early Withdrawal Charge

Selling brokers, or other financial intermediaries that have entered into selling agreements with the ALPS Distributors, Inc. (the “Distributor”), may receive a commission of up to 1.0% of the purchase price of Class C Shares. Class C Shares will be subject to an early withdrawal charge of 1.0% of the shareholder’s repurchase proceeds in the event that a shareholder tenders his or her Class C Shares for repurchase such that they will have been held less than 365 days after purchase, as of the time of repurchase. The Distributor may waive the imposition of the early withdrawal charge in the following situations: (1) shareholder death or (2) shareholder bankruptcy. The early withdrawal charge may also be waived in connection with a number of additional circumstances, including repurchases representing returns of excess contributions to employer-sponsored benefit plans. Any such waiver does not imply that the early withdrawal charge will be waived at any time in the future or that such early withdrawal charge will be waived for any other shareholder. For any waiver request, notification must be made in conjunction with the repurchase request. If no such notification is received, the Fund reserves the right to reject the request for a waiver.

Offering Costs

Offering costs incurred by the Fund of $1,370,241 were treated as deferred charges until operations commenced and were amortized over a 12- month period using the straight-line method. All offering costs incurred by the Fund and paid for or absorbed by the Adviser pursuant to the Expense Limitation Agreement (defined below) are subject to reimbursement to the Adviser, subject to the conditions set forth in the Expense Limitation Agreement, as described in Note 8 — Investment Advisory, Related Parties and Other Agreements.

NOTE 3 — Derivative Transactions

The Fund’s investment objectives allow the Fund to enter into various types of derivative contracts such as total return swaps and forward foreign currency contracts. In doing so, the Fund and RACR-FS, LLC (its “Swap Subsidiary”) will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure only on certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Risk of Investing in Derivatives – The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

Total Return Swap Contract – The Swap Subsidiary has entered into a total return swap referencing a portfolio of bank loans with Citibank, N.A. (“Citi”) as the counterparty. The total return swap allows the Fund to indirectly obtain exposure to a portfolio of bank loans (each a “reference asset”) without owning or taking physical custody of such bank loans. Under the total return swap, Citi has contractually committed to make payments based on the total return (income plus realized appreciation) of each reference asset in exchange for a periodic payment from the Swap Subsidiary based on a floating interest rate and any realized depreciation of each Reference Asset. Additionally, the Swap Subsidiary posts collateral to cover its potential contractual obligations to Citi under the total return swap. The total return swap is marked-to-market daily consistent with the Fund’s Valuation Policy and changes in value are recorded by the Fund as unrealized gain or loss in the consolidated financial statements. If a reference asset is removed from the total return swap, the Fund records a realized gain or loss in the Consolidated Statement of Operations equal to the difference between the price of such reference asset from the date it was added to the total return swap and the price of the reference asset at the time it was removed from the total return swap. As of March 31, 2023, the total return swap had unrealized depreciation of ($3,809,137).

30	https://www.cimgroup.com/public-investment-programs/current-public-programs/racr

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements

  March 31, 2023 (Unaudited)

The total return swap effectively adds leverage to the Fund’s portfolio because, in addition to the Fund’s total net assets, the Fund would be subject to investment exposure on the amount of bank loans subject to the total return swap. The total return swap is also subject to the risk that a counterparty will default on its payment obligations thereunder or that the Fund will not be able to meet its obligations to the counterparty. In addition, because the total return swap is a form of synthetic leverage, such arrangement is subject to risks similar to those associated with the use of leverage.

Fair values of total return swap contracts on the Consolidated Statement of Assets and Liabilities as of March 31, 2023, categorized by risk exposure:

Risk Exposure	Consolidated Statement of Assets and Liabilities Location	Fair Value	Consolidated Statement of Assets and Liabilities Location	Fair Value
Market and Credit Risk (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	$218,648	Unrealized depreciation on total return swap contracts	$(4,027,785)
Total		$218,648		$(4,027,785)

For the six months ended March 31, 2023, the average monthly notional value of total return swap contracts was $64,609,775.

The effect of total return swap contracts on the Consolidated Statement of Operations for the six months ended March 31, 2023:

Risk Exposure	Consolidated Statement of Operations Location	Realized Gain/(Loss) on Derivatives	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Market and Credit Risk (Total Return Swap Contracts)	Net realized gain/(loss) on total return swaps / Net change in appreciation/(depreciation) on total return swaps	$(204,048)	$1,526,229
Total		$(204,048)	$1,526,229

In the normal course of business, the Fund uses certain types of derivative instruments for the purpose of managing or hedging its interest rate risk. As of March 31, 2023, the Fund had two non-designated interest rate cap agreements in connection with two direct real estate investments with a fair value asset of $1,054,487.

NOTE 4 — Direct Real Estate Investments

During the six months ended March 31, 2023, the Fund invested $6,627,834 for a 50.0% membership interest in a joint venture (the “1902 Park Ave Joint Venture”) with an affiliate (“1902 Park Ave Joint Venture Partner”). As of March 31, 2023, the value of the Fund’s investment in the 1902 Park Ave Joint Venture was $7,456,992, net of the Fund’s share of an affiliated mortgage note with a fair value of $4,677,372. An unrealized gain of $829,158 was recognized in the statement of operations during the six months ended March 31, 2023.

During the six months ended March 31, 2023, the Fund held an 11.0% membership interest in a joint venture (the “Dallas Joint Venture”) with affiliates and an unrelated third party ("Unrelated Third Party Joint Venture Partner"). Development of the property held by the Dallas Joint Venture was completed during the six months ended March 31, 2023. As of March 31, 2023, the Fund's amortized cost basis in the property was $13,656,116, net of the Fund's share of an affiliated mortgage note with a fair value from the Unrelated Third Party Joint Venture Partner of $12,638,656 and the value of the Fund’s investment in the Dallas Joint Venture was $21,048,161. An unrealized loss of ($2,268,709) was recognized in the statement of operations during the six months ended March 31, 2023.

Semi-Annual Report | March 31, 2023	31

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements

  March 31, 2023 (Unaudited)

During the six months ended March 31, 2023, the Fund held an 8.0% membership interest in a joint venture (the “Washington Joint Venture”) with an affiliate. As of March 31, 2023, the Fund's amortized cost basis in the property held by the Washington Joint Venture was $5,101,761, net of the Fund's share of a related mortgage note with a fair value of $5,187,467 and the value of the Fund’s investment in the Washington Joint Venture was $5,754,688. An unrealized loss of ($465,405) was recognized in the statement of operations during the six months ended March 31, 2023.

During the six months ended March 31, 2023, the Fund held a 17.91% membership interest in a joint venture (the "Del Mar Joint Venture") with an amortized cost basis in the property of $15,025,000, inclusive of an unfunded commitment of $528,240 as of March 31, 2023, with affiliates. The Del Mar Joint Venture owns a multi-family residential property in Phoenix, Arizona. As of March 31, 2023, the value of Fund’s investment in the Del Mar Joint Venture was $17,634,052, net of the Fund’s share of a related mortgage note with a fair value of $33,181,442, which resulted in an unrealized loss of ($712,560) being recognized in the statement of operations during the six months ended March 31, 2023.

The following table summarizes our direct wholly owned real estate investments as of March 31, 2023:

Property Name	Property Type	Property Location	Acquisition Date	Cost Basis	Fair Value	Unrealized/(Loss)
Sora	Multi-Family	Los Angeles	December 2021	$16,576,244	$15,669,939	$(906,305)
4901 W Jefferson Blvd	Development	Los Angeles	June 2022	$4,258,174	$3,859,753	$(398,420)
4707 W Jefferson Blvd	Development	Los Angeles	July 2022	$3,445,582	$2,799,685	$(645,897)
3816-3822 W Jefferson Blvd	Development	Los Angeles	August 2022	$5,107,443	$4,700,517	$(406,926)

NOTE 5 — Investment Transactions

Investment transactions for the six months ended March 31, 2023 were as follows:

Purchases of Investments	Sales of Investments
$58,862,375	$10,836,581

32	https://www.cimgroup.com/public-investment-programs/current-public-programs/racr

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements

  March 31, 2023 (Unaudited)

NOTE 6 — Affiliated Transactions1

Other than as indicated below, the following table includes co-investments in which the CIM Sub-Adviser advised the Fund and that were, completed under an order for exemptive relief granted by the SEC to the Fund, that are during the six months ended March 31, 2023 and related positions as of March 31, 2023:

Security Name	Ownership %	Market Value as of October 1, 2022	Purchases	Sales	Market Value as of March 31, 2023	Share Balance as of March 31, 2023	Income	Change in Unrealized Gain (Loss)
Creative Media & Community Trust Corp.	2%	$2,481,518	$–	$–	$1,580,560	388,344	66,018	$(900,958)
1902 Park Avenue	50%	–	6,627,834	–	7,456,992	N/A	–	829,158
Del Mar Terrace - Phoenix, AZ	18%	18,321,612	25,000	–	17,634,052	N/A	–	(712,560)
EPIC Dallas	11%	23,315,871	999	–	21,048,161	N/A	–	(2,268,709)
IENTC 1, LLC	21%	4,192,400	–	–	5,312,410	N/A	–	1,120,010
IENTC 2, LLC	24%	1,645,000	–	–	1,645,000	N/A	87,623	–
IENTC 2, LLC DDTL B-1	24%	6,815,000	–	–	6,815,000	N/A	395,355	–
Society Las Olas – 301 SW 1st Avenue Holdings LLC	7%	5,168,154	–	–	5,216,288	N/A	287,979	48,134
Society Las Olas - PMG-Greybook Riverfront I LLC	7%	10,250,248	–	–	10,345,715	N/A	290,324	95,467
Vale at the Parks - DC	8%	6,218,493	1,600	–	5,754,688	N/A	–	(465,405)
		$78,408,296	$6,655,433	$–	$82,808,866	388,344	$1,127,299	$(2,254,863)

(1)	The transactions described herein do not include co-investments completed under the Order that are advised by the OFS Sub-Adviser or the “Mass Mutual” no action letters. See "--Consolidated Schedule of Investments" and related disclosure for a list of such transactions.

(2)	This is not a co-investment transaction. Rather, this is a publicly traded REIT that is externally managed by an affiliate of the Adviser.

NOTE 7 — Line of Credit

As of March 31, 2023, the Fund has an unsecured credit facility with a bank in place under which the Fund can borrow up to $70 million, subject to a borrowing base calculation. Subject to the satisfaction of certain conditions and the borrowing base calculation, the Fund can increase the amount that it may borrow under the unsecured credit facility to $100 million. Outstanding advances under the unsecured credit facility bear interest at the rate of SOFR plus 4.00%. The Fund also pays a quarterly facility fee of 0.125% of the commitment under the unsecured credit facility. The unsecured credit facility contains certain customary covenants, including a maximum debt to asset value ratio covenant and a minimum liquidity requirement. The unsecured credit facility matures in December 2026, provided that the Fund may elect to extend the maturity date for two periods of 12 months each, in each instance upon satisfaction of certain conditions. As of March 31, 2023, $40 million was outstanding under the unsecured credit facility.

In addition to any indebtedness incurred by the Fund, the Fund may also utilize leverage by mortgaging properties held by the Fund (or any subsidiary), or by acquiring property with existing debt. Any such leverage relating to properties that are wholly owned or that are held in the REIT Subsidiary by the Fund will be consolidated with any leverage incurred directly by the Fund and subject to the 1940 Act’s limitations on leverage, which allows for borrowings in an aggregate amount of up to 33 1/3% of the Fund's total assets. As of March 31, 2023, the Fund had one wholly owned property and 2 co-investments in real estate properties with mortgage notes outstanding. As of March 31, 2023, the Fund's share of the mortgage notes outstanding related to these three investments had a carrying value of $51.1 million with a fair value of $50.5 million. The mortgage has an interest rate of SOFR plus 2.95% and matures in January 2024, provided that, subject to the satisfaction of certain conditions, there is an option to extend the term for three additional 12-month periods. In addition, as of March 31, 2023, the Fund had certain co-investments in real properties that had mortgage notes outstanding. As of March 31, 2023, the Fund’s share of the mortgage notes outstanding related to these co-investments had a carrying value of $51.4 million with a fair value of $51.0 million.

NOTE 8 — Investment Advisory, Related Parties and Other Agreements

Investment Advisory and Sub-Advisory Agreements

The Adviser serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund (the “Investment Advisory Agreement”).

Semi-Annual Report | March 31, 2023	33

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements

  March 31, 2023 (Unaudited)

Pursuant to the Investment Advisory Agreement and in consideration of the advisory services to be provided by the Adviser to the Fund, the Adviser is entitled to a fee consisting of two components - the Management Fee and the Incentive Fee (each as defined below). In addition, the Fund reimburses the Adviser (in its capacity as Co-Administrator) for certain administrative services that the Adviser provides pursuant to an Administration Agreement between the Fund and the Adviser (the "Administration Agreement"). Pursuant to the Investment Sub-Advisory Agreement that the Adviser has entered into with the CIM Sub-Adviser (the “CIM Investment Sub-Advisory Agreement”), the Adviser pays the CIM Sub-Adviser a portion of the quarterly management and incentive fees payable to the Adviser attributable to all investments in Real Assets identified and sourced by the CIM Sub-Adviser. Pursuant to the Investment Sub-Advisory Agreement that the Adviser has entered into with the OFS Sub-Adviser (the “OFS Investment Sub-Advisory Agreement”), the Adviser pays the OFS Sub-Adviser a portion of the quarterly management and incentive fees payable to the Adviser attributable to all Credit and Credit-Related Investments and CMBS identified and sourced by the Sub-Adviser. The Adviser pays the Sub-Advisers a quarterly fee equal to 50% of the management and incentive fees payable to the Adviser (the “Quarterly Sub-Adviser Fee”). The Quarterly Sub-Adviser Fee is allocated between CIM Sub-Adviser and OFS Sub-Adviser based on the proportionate share of shareholders’ equity that is invested in Real Assets and Credit and Credit-Related Investments, respectively. The Sub-Advisers’ fees are paid by the Adviser out of the fee the Adviser receives from the Fund, and do not otherwise impact the Fund’s expenses.

Since the end of March 2022, the Adviser has also served as the REIT Subsidiary’s investment adviser pursuant to an investment advisory agreement (the “REIT Subsidiary Advisory Agreement”) with the REIT Subsidiary. Pursuant to the REIT Subsidiary Advisory Agreement and in consideration of the advisory services to be provided by the Adviser to the REIT Subsidiary, the Adviser is entitled to a management fee as described below. Pursuant to an investment sub-advisory agreement that the CIM Sub-Adviser has entered into with the Adviser on behalf of the REIT Subsidiary, the Adviser pays the Sub-Adviser 50% of the management fee payable to the Adviser on behalf of the REIT Subsidiary. In addition, pursuant to the administration agreement that the REIT Subsidiary has entered into with the Adviser (in its capacity as administrator) (the “REIT Subsidiary Administration Agreement”), the Adviser furnishes the REIT Subsidiary with the provision of administrative services. In accordance with the REIT Subsidiary Administration Agreement, the REIT Subsidiary reimburses the Adviser (in its capacity as the REIT Subsidiary administrator) for certain expenses incurred by it or its affiliates in connection with the administration of the REIT Subsidiary’s business and affairs.

Management Fees

The management fee payable to the Adviser is calculated at an annual rate of 1.50% of the daily value of the Fund’s net assets and is payable quarterly in arrears (the “Management Fee”). For the six months ended March 31, 2023, the Fund incurred a Management Fee of $1,963,408. The management fee payable to the Adviser on behalf of the REIT Subsidiary is calculated at an annual rate of 1.50% of the daily value of the REIT Subsidiary’s net assets. For the six months ended March 31, 2023, the REIT Subsidiary incurred a management fee of $179,901. Management Fees payable by the Fund will be offset by any management fees paid by the REIT Subsidiary.

Incentive Fee

The Fund has agreed to pay the Adviser as compensation under the Investment Advisory Agreement a quarterly incentive fee equal to 20% of its “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter, subject to a quarterly preferred return, or hurdle, of 1.50% of the NAV (the “Hurdle Rate”) and a catch-up feature. Incentive fees payable to our Adviser will be offset by any incentive fees payable by the REIT Subsidiary. Pre-Incentive Fee Net Investment Income includes accrued income that the Fund has not yet received in cash. No incentive fee is payable to the Adviser on realized capital gains. The incentive fee is paid to the Adviser as follows:

●	No Incentive Fee is payable in any calendar quarter in which the Fund’s Pre-Incentive Fee Net Investment Income does not exceed the Hurdle Rate of 1.50%;

●	100% of the Fund’s Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle Rate but is less than or equal to 1.875% in any calendar quarter is payable to the Adviser. This portion of the Fund’s Pre-Incentive Fee Net Investment Income which exceeds the Hurdle Rate but is less than or equal to 1.875% is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with an incentive fee of 20% on all of the Fund’s Pre-Incentive Fee Net Investment Income when the Fund’s Pre-Incentive Fee Net Investment Income reaches 1.875% of our NAV in any calendar quarter; and

●	20% of the Fund’s Pre-Incentive Fee Net Investment Income, if any, that exceeds 1.875% in any calendar quarter is payable to the Adviser once the Hurdle Rate is reached and the catch-up is achieved (20% of all the Fund’s Pre-Incentive Fee Net Investment Income thereafter is allocated to the Adviser).

For the six months ended March 31, 2023, the Fund incurred an incentive fee of $1,603,707.

Expense Limitation Agreement

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including organizational and offering expenses, but excluding the incentive fee, the management fee, the service fee, fees and expenses associated with property management, development management and leasing brokerage services for real properties owned by the REIT Subsidiary, the distribution fee, dividend and interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the fund), brokerage commissions, acquired fund fees and expenses, taxes and extraordinary expenses), to the extent that they exceed 0.75% per annum of the Fund’s average daily net assets (the “Expense Limitation”). In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date which they were incurred; (2) the reimbursement may not be made if it would cause the expense limitation then in effect or in effect at the time the expenses were waived or absorbed to be exceeded; and (3) the reimbursement is approved by the Fund’s Board. The Expense Limitation Agreement may be terminated at any time, and without payment of any penalty, by the Board, upon 60 days' written notice to the Adviser. The Expense Limitation Agreement may not be terminated by the Adviser without the consent of the Board. The Expense Limitation Agreement shall continue in effect until April 28, 2023, and shall thereafter continue in effect for successive twelve-month periods with the approval of at least annually of a majority of the Trustees of the Company.

34	https://www.cimgroup.com/public-investment-programs/current-public-programs/racr

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements

  March 31, 2023 (Unaudited)

For the six months ended March 31, 2023, the Adviser waived fees and reimbursed expenses of $1,580,167.

As of March 31, 2023, the following amounts were available for recoupment by the Adviser based upon their potential expiration dates:

Period Waived			Maximum
From	To	Amount	Expiration Date
	5/4/2020(1)	$440,015	5/4/2023
5/5/2020	9/30/2020	$1,305,720	9/30/2023
10/1/2020	9/30/2021	$2,851,947	9/30/2024
10/1/2021	9/30/2022	$2,519,264	9/30/2025
10/1/2022	3/31/2023	$1,580,167	9/30/2026

(1)	The Fund commenced operations on May 5, 2020. Amount reflects remaining repayment related to reimbursement of organization and offering expenses incurred as of May 4, 2020.

Fund Administration and Accounting Fees and Expenses

ALPS Fund Services, Inc. (“AFS”), serves as administrator to the Fund. Under an Administration, Bookkeeping and Pricing Services Agreement, AFS is responsible for calculating the Fund’s NAV per class of Common Shares, providing additional fund accounting and tax services, and providing fund administration and compliance-related services to the Fund.

Distribution and Shareholder Servicing Fees and Expenses

The Fund has entered into a distribution agreement with the Distributor, an affiliate of ALPS, to provide distribution services to the Fund. There are no fees paid to the Distributor pursuant to the distribution agreement. The Board has adopted, on behalf of the Fund, a distribution and shareholder servicing plan under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund (the “Distribution and Shareholder Servicing Plan”). Under the Distribution and Shareholder Servicing Plan, the Fund pays the Distributor (i) a distribution fee that is calculated monthly and accrued daily at an annualized rate of 0.75% and 0.25% of the average daily net assets of the Fund attributable to Class C Shares and Class L Shares, respectively, and (ii) a Servicing Fee that is paid monthly and that will accrue at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to the Class C Shares, Class A Shares and Class L Shares, respectively. For the six months ended March 31, 2023, Class C Shares, Class A Shares and Class L Shares incurred shareholder servicing fees of $13,540, $9,264, and $721, respectively. For the six months ended March 31, 2023, Class C Shares and Class L Shares incurred distribution fees of $40,619 and $721, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. For the six months ended March 31, 2023, no fees were retained by the Distributor.

Transfer Agency Fees and Expenses

DST Systems, Inc. (“DST”), an affiliate of AFS, serves as the transfer agent for the Fund. Under the Transfer Agency Agreement, DST is responsible for maintaining all shareholder records of the Fund, and receives customary fees from the Fund for such services.

Custody Fees and Expenses

U.S. Bank, National Association, serves as the primary custodian to the Fund and UMB Bank N.A., serves as custodian regarding certain of the Fund’s assets. The Fund pays customary fees for the services of these two custodians.

Semi-Annual Report | March 31, 2023	35

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements

March 31, 2023 (Unaudited)

Officer and Trustee Compensation

Each independent trustee currently receives an annual cash retainer of $90,000, as well as reimbursement for any reasonable expenses incurred attending meetings.

David Thompson has been a trustee of the Fund since January 2019 and Chief Executive Officer of the Fund since August 2019. Bilal Rashid has been a trustee of the Fund since August 2019. Mr. Thompson and Mr. Rashid both serve in officer roles at affiliates of the Fund, and are not paid by the Fund for serving as interested trustees.

NOTE 9 — Tax Basis Information

For the six months ended March 31, 2023, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character.

Paid-in Capital	Total Distributable Earnings
$3,187	$(3,187)

The following information is computed on a tax basis for each item as of September 30, 2022:

Undistributed net investment income	Undistributed long-term capital gain	Other cumulative effect of timing differences	Net unrealized appreciation/(depreciation) on investments	Total
$–	$(8,293)	$–	$7,105,151	$7,096,858

The difference between book basis and tax basis distributable earnings and unrealized appreciation/(depreciation) is primarily attributable to the tax deferral of losses on wash sales, investments in partnerships and certain other investments. As of March 31, 2023, the components of accumulated earnings on a tax basis were as follows:

Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation/(Depreciation)	Cost of Investments for Income Tax Purposes
$18,461,017	$(18,413,703)	$47,314	$334,856,849

The tax characteristics of distributions paid were as follows:

Year	Ordinary Income	Long-Term Capital Gain	Return of Capital
2023	7,396,817	-	1,144,149
2022	5,263,430	8,971	5,572,927

The Fund elects to defer to the period ending September 30, 2023, capital losses recognized during the period November 1, 2021 to September 30, 2022 in the amount of $8,293.

NOTE 10 — Repurchase offers

The Fund has adopted a fundamental investment policy to make quarterly offers to repurchase no less than 5% of its outstanding Common Shares at NAV. As a fundamental policy, it may not be changed without shareholder approval. If a repurchase offer is oversubscribed, the Fund may determine to increase the amount repurchased by up to 2% of the Fund’s outstanding Common Shares as of the date of the Repurchase Request Deadline. Any share repurchase offer in excess of 5% of the Fund’s outstanding Common Shares is entirely within the discretion of the Fund. Shareholders will receive written notice of each quarterly repurchase offer (the “Repurchase Offer Notice”) at least 21 calendar days and not more than 42 calendar days before the date the repurchase offer ends (the “Repurchase Request Deadline”). Common Shares will be repurchased at the NAV per Common Share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each “Repurchase Pricing Date”). The Fund will distribute such payment no later than seven calendar days after the Repurchase Pricing Date.

36	https://www.cimgroup.com/public-investment-programs/current-public-programs/racr

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements

 March 31, 2023 (Unaudited)

During the six months ended March 31, 2023, the Fund completed two quarterly repurchase offers. In these offers, the Fund offered to repurchase up to 5% of the number of its outstanding shares as of the Repurchase Request Deadline. With regard to each of the offers, repurchase requests received by the Fund exceeded the limit described above, and therefore the Fund limited the number of shares repurchased during each quarterly repurchase offers to 5% of the Fund's outstanding common shares for each respective quarterly repurchase offer. The result of those repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2
Repurchase Offer Notice Date	September 14, 2022	December 13, 2022
Repurchase Request Deadline	October 12, 2022	January 12, 2023
Repurchase Payment Deadline	October 21, 2022	January 19, 2023
Amount Repurchased	$8,749,450	$14,746,678
Shares Repurchased	335,368	570,428

NOTE 11 — Risk Factors

In the normal course of business, the Fund invests in financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). Please see below for a detailed description of select principal risks. The following list is not intended to be a comprehensive listing of all of the potential risks associated with the Fund. For a more comprehensive list of potential risks the Fund may be subject to, please refer to the Fund’s Prospectus and Statement of Additional Information (“SAI”).

Geopolitical and Global Economic Risk

The current worldwide financial markets situation, as well as various social and political tensions in the United States and around the world (including wars and other forms of conflict, terrorist acts, security operations and catastrophic events such as fires, floods, earthquakes, tornadoes, hurricanes and global health epidemics), may contribute to increased market volatility, may have long term effects on the United States and worldwide financial markets, and may cause economic uncertainties or deterioration in the United States and worldwide. For example, we have observed and continue to observe supply chain interruptions, significant labor and resource shortages, commodity inflation, rapidly rising interest rates, a risk of recession, economic sanctions as a result of the ongoing war between Russia and Ukraine and elements of geopolitical, economic and financial market instability in the United States, the United Kingdom, the European Union and China. Any of the above factors could have a material adverse effect on our business, financial condition, cash flows and results of operations and could cause the market value of our common shares to decline. We monitor developments and seek to manage our investments in a manner consistent with achieving our investment objectives, but there can be no assurance that we will be successful in doing so.

In March 2023, three banks in the United States were placed into receivership by a federal banking regulator. In addition, in late March 2023, a large international financial institution suffering distress was forced by its principal regulator to be acquired by its rival. These events have caused great uncertainty and turmoil in the credit markets globally and may cause financial institutions to reduce their lending, which in turn could adversely affect the Fund’s ability to access capital markets for the Fund’s liquidity needs and/or cause the Fund’s cost of capital to increase.

The Fund may maintain cash balances at banks in excess of the Federal Deposit Insurance Corporation insurance limit. If a bank in which the Fund holds funds fails or is subject to significant adverse conditions in the financial or credit markets, the Fund could be subject to a risk of loss of all or a portion of such funds or be subject to a delay in accessing all or a portion of such uninsured funds. In addition, the Fund has undrawn capacities under its credit facility. Any loss of such funds, lack of access to such funds or inability to borrow from any of the Fund’s lenders could adversely impact the Fund’s short-term liquidity and ability of the Fund to meet its operating expenses or working capital needs.

Real Estate Industry Risk

The Fund will invest a substantial portion of its assets in Real Assets, which includes real estate-related securities. Therefore, the performance of its portfolio will be significantly impacted by the performance of the real estate market in general and the Fund may experience more volatility and be exposed to greater risk than it would be if it held a more diversified portfolio. The Fund will be impacted by factors particular to the real estate industry including, among others: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in operating expenses including property taxes and; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing (ix) changes in interest rates and (x) changes in availability of leverage on loans for or secured by real estate. Changes in federal tax laws which are being debated or pending as of the date of these financial statements may have a significant impact on the U.S. real estate industry in general, particularly in the geographic markets targeted by Fund investments. The value of securities in the real estate industry may go through cycles of relative under-performance and over-performance in comparison to equity securities markets in general.

Semi-Annual Report | March 31, 2023	37

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements

 March 31, 2023 (Unaudited)

Collateralized Mortgage-Backed Securities Risk

Mortgage-backed securities are bonds which evidence interests in, or are secured by, commercial mortgage loans. Accordingly, collateralized mortgage-backed securities (“CMBS”) are subject to all of the risks of the underlying mortgage loans. In a rising interest rate environment, the value of CMBS may be adversely affected when payments on underlying mortgages do not occur as anticipated. The value of CMBS may also change due to shifts in the market’s perception of issuers and regulatory or tax changes adversely affecting the mortgage securities markets as a whole. In addition, CMBS are subject to the credit risk associated with the performance of the underlying commercial mortgage properties. CMBS are also subject to several risks created through the securitization process.

The Fund may invest in the residual or equity tranches of CMBS, which are referred to as subordinate CMBS or interest-only CMBS. Subordinate CMBSs are paid interest only to the extent there are funds available to make payments. There are multiple tranches of CMBS, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. The most senior tranche of a CMBS has the greatest collateralization and pays the lowest interest rate. If there are defaults or the collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Lower tranches represent lower degrees of credit quality and pay higher interest rates intended to compensate for the attendant risks. The return on the lower tranches is especially sensitive to the rate of defaults in the collateral pool. The lowest tranche (i.e. the “equity” or “residual” tranche) specifically receives the residual interest payments (i.e., money that is left over after the higher tranches have been paid and expenses of the issuing entities have been paid) rather than a fixed interest rate. As a result, interest only CMBS possess the risk of total loss of investment in the event of prepayment of the underlying mortgages. There is no limit on the portion of the Fund’s total assets that may be invested in interest-only multifamily CMBS.

The Fund also may invest in interest-only multifamily CMBS issued by multifamily mortgage loan securitizations. However, these interest-only multifamily CMBS typically only receive payments of interest to the extent that there are funds available in the securitization to make the payment and may introduce increased risks since these securities have no underlying principal cash flows.

Broadly Syndicated Loans Risk

The broadly syndicated senior secured corporate loans (“Broadly Syndicated Loans”) in which the Fund will invest will primarily be rated below investment grade, but may also be unrated and of comparable credit quality. As a result, the risks associated with such Broadly Syndicated Loans are generally similar to the risks of other below investment grade fixed income instruments, although Broadly Syndicated Loans are senior and typically secured in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured. Investments in below investment grade Broadly Syndicated Loans are considered speculative because of the credit risk of the borrowers. Such borrowers are more likely than investment grade borrowers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the Fund’s NAV and income dividends. An economic downturn would generally lead to a higher non-payment rate, and a Broadly Syndicated Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Broadly Syndicated Loan may decline in value or become illiquid, which would adversely affect the Broadly Syndicated Loan’s value. Broadly Syndicated Loans are subject to a number of risks described elsewhere in this prospectus, including liquidity risk and the risk of investing in below investment grade fixed income instruments.

Broadly Syndicated Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the NAV of the Fund. There can be no assurance that the liquidation of any collateral securing a Broadly Syndicated Loan would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, whether when due or upon acceleration, or that the collateral could be liquidated, readily or otherwise. In the event of bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral, if any, securing a Broadly Syndicated Loan. The collateral securing a Broadly Syndicated Loan, if any, may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Broadly Syndicated Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Broadly Syndicated Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Broadly Syndicated Loans including, in certain circumstances, invalidating such Broadly Syndicated Loans or causing interest previously paid to be refunded to the Borrower. Additionally, a Broadly Syndicated Loan may be “primed” in bankruptcy, which reduces the ability of the holders of the Broadly Syndicated Loan to recover on the collateral. Priming takes place when a debtor in bankruptcy is allowed to incur additional indebtedness by the bankruptcy court and such indebtedness has a senior or pari passu lien with the debtor’s existing secured indebtedness, such as existing Broadly Syndicated Loans or secured corporate bonds.

There may be less readily available information about most Broadly Syndicated Loans and the borrowers thereunder than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act of 1933, as amended, or registered under the Securities Exchange Act of 1934, as amended, and borrowers subject to the periodic reporting requirements of Section 13 of the Exchange Act. Broadly Syndicated Loans may be issued by companies that are not subject to SEC reporting requirements and these companies, therefore, do not file reports with the SEC that must comply with SEC form requirements and in addition are subject to a less stringent liability disclosure regime than companies subject to SEC reporting requirements. As a result, the OFS Sub-Adviser will rely most often on their own evaluation of a borrower’s credit quality rather than on any available independent sources. Therefore, the Fund will be particularly dependent on the analytical abilities of the OFS Sub-Adviser.

38	https://www.cimgroup.com/public-investment-programs/current-public-programs/racr

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements

March 31, 2023 (Unaudited)

The secondary trading market for Broadly Syndicated Loans may be less liquid than the secondary trading market for registered investment grade debt securities. No active trading market may exist for certain Broadly Syndicated Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell Broadly Syndicated Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Broadly Syndicated Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Broadly Syndicated Loans and other variable rate debt instruments are subject to the risk of payment defaults of scheduled interest or principal. Such payment defaults would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the NAV of the Fund. Similarly, a sudden and significant increase in market interest rates may increase the risk of payment defaults and cause a decline in the value of these investments and in the Fund’s NAV. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in share prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can reduce the value of Broadly Syndicated Loans and other debt obligations, impairing the Fund’s NAV.

The Fund will acquire Broadly Syndicated Loans through assignments and through participations. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. In general, a participation is a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. In purchasing participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, (i) the Fund will be exposed to the credit risk of both the Borrower and the institution selling the participation; and (ii) both the Borrower and the institution selling the participation will be considered issuers for purposes of the Fund’s investment restriction concerning industry concentration. Further, in purchasing participations in lending syndicates, the Fund may be more limited than it otherwise would be in its ability to conduct due diligence on the Borrower. In addition, as a holder of the participations, the Fund may not have voting rights or inspection rights that the Fund would otherwise have if it were investing directly in the Broadly Syndicated Loan, which may result in the Fund being exposed to greater credit or fraud risk with respect to the Borrower or the Broadly Syndicated Loan.

Valuation Risk

Pursuant to Rule 2a-5, the Board has designated the Adviser as the “Valuation designee.” Where possible, the Adviser utilizes independent pricing services to value certain portfolio instruments at their market value. If the pricing services are unable to provide a market value or if a significant event occurs such that the valuation(s) provided are deemed unreliable, the Adviser may value portfolio instrument(s) at their fair value, which is generally the amount an owner might reasonably expect to receive upon a current sale. Valuation risks associated with the Fund’s investments include, but are not limited to: a limited number of market participants compared to publicly traded investment grade securities, a lack of publicly available information about some borrowers, resale restrictions, settlement delays, corporate actions and adverse market conditions may make it difficult to value or sell such instruments.

A large percentage of the Fund’s portfolio investments will not be publicly traded. The fair value of investments that are not publicly traded may not be readily determinable. The Adviser values these investments at fair value in good faith pursuant to Rule 2a-5. The types of factors that may be considered in valuing the Fund’s investments include the enterprise value of the portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flows, the markets in which the portfolio company does business, a comparison of the portfolio company’s securities to similar publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments would trade in their principal markets and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the Adviser considers the pricing indicated by the external event to corroborate the Fund’s valuation. Because such valuations, and particularly valuations of private investments and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, the Adviser’s determinations of fair value may differ materially from the values that would have been used if a ready market for these investments existed and may differ materially from the values that the Fund may ultimately realize. The Fund’s NAV per each class of Common Shares could be adversely affected if the Adviser’s determinations regarding the fair value of these investments are higher than the values that the Fund realizes upon disposition of such investments.

Semi-Annual Report | March 31, 2023	39

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements

March 31, 2023 (Unaudited)

Additionally, the Adviser’s participation in the Fund’s valuation process could result in a conflict of interest since the Adviser’s management fee is based on our net assets.

Liquidity Risk

The Fund may invest without limitation in securities that, at the time of investment, are illiquid (determined using the SEC’s standard applicable to registered investment companies, i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). The Fund may also invest in securities subject to restrictions on resale. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. The illiquidity of these investments may make it difficult for the Fund to sell such investments if the need arises. In addition, if the Fund is required to liquidate all or a portion of its portfolio quickly, the Fund may realize significantly less than the value at which it has previously recorded these investments.

Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. Each Sub-Adviser’s judgment may play a greater role in the valuation process. Investment of the Fund’s assets in illiquid and restricted securities may restrict the Fund’s ability to take advantage of market opportunities. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, thereby enabling the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. In either case, the Fund would bear market risks during that period.

Some loans and other instruments are not readily marketable and may be subject to restrictions on resale. Loans and other instruments may not be listed on any national securities exchange and no active trading market may exist for certain of the loans and other instruments in which the Fund will invest. Where a secondary market exists, the market for some loans and other instruments may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Credit Risk

Credit risk is the risk that one or more loans or other floating rate instruments in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the instrument experiences a decline in its financial status. While a senior position in the capital structure of a borrower or issuer may provide some protection with respect to the Fund’s investments in certain loans, losses may still occur because the market value of loans is affected by the creditworthiness of borrowers or issuers and by general economic and specific industry conditions and the Fund’s other investments will often be subordinate to other debt in the issuer’s capital structure. To the extent the Fund invests in below investment grade instruments, it will be exposed to a greater amount of credit risk than a fund which invests in investment grade securities. The prices of lower grade instruments are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade instruments. Instruments of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default.

CLO Risk

In addition to the general risks associated with debt securities and structured products discussed herein, CLOs carry additional risks, including, but not limited to (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof, (iv) the potential of spread compression in the underlying loans of the CLO, which could reduce credit enhancement in the CLOs and (v) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

CLO junior debt securities that the Fund may acquire are subordinated to more senior tranches of CLO debt. CLO junior debt securities are subject to increased risks of default relative to the holders of superior priority interests in the same securities. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the liabilities of a CLO at inception exceed its total assets. Though not exclusively, the Fund will typically be in a first loss or subordinated position with respect to realized losses on the assets of the CLOs in which it is invested. The Fund may recognize phantom taxable income from its investments in the subordinated tranches of CLOs.

Between the closing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations for the CLO. During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions of the CLO on equity securities and could result in early redemptions which may cause CLO debt and equity investors to receive less than the face value of their investment.

40	https://www.cimgroup.com/public-investment-programs/current-public-programs/racr

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements

March 31, 2023 (Unaudited)

In addition, the portfolios of certain CLOs in which the Fund may invest may contain “covenant-lite” loans. The Fund uses the term “covenant-lite” loans to refer generally to loans that do not have a complete set of financial maintenance covenants. Generally, “covenant-lite” loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, to the extent the Fund is exposed to “covenant-lite” loans, the Fund may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.

The failure by a CLO in which the Fund invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in the CLO’s payments to the Fund. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments the Fund would otherwise be entitled to receive. Separately, the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO or any other investment the Fund may make. If any of these occur, it could adversely affect the Fund’s operating results and cash flows.

The Fund’s CLO investments are exposed to leveraged credit risk. If certain minimum collateral value ratios and/or interest coverage ratios are not met by a CLO, primarily due to senior secured loan defaults, then cash flow that otherwise would have been available to pay distributions to the Fund on its CLO investments may instead be used to redeem any senior notes or to purchase additional senior secured loans, until the ratios again exceed the minimum required levels or any senior notes are repaid in full.

Leverage Risk

The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time of incurrence of indebtedness. This means that the value of the Fund’s total indebtedness may not exceed one-third of the value of its total assets, including the value of the assets purchased with the proceeds of its indebtedness. Under current market conditions, the Fund intends to utilize leverage principally through (i) Borrowings in an aggregate amount of up to 33 1/3% of the Fund’s total assets (including the assets subject to, and obtained with the proceeds of, such Borrowings) immediately after such Borrowings or (ii) the issuance of preferred shares in an aggregate amount of up to 50% of the Fund’s total assets (including the assets subject to, and obtained with the proceeds of, such issuance) immediately after such issuance. Leverage may result in greater volatility of the NAV and distributions on the Common Shares because changes in the value of the Fund’s portfolio investments, including investments purchased with the proceeds from are borne entirely by shareholders. Common Share income may fluctuate if the interest rate on Borrowings changes. In addition, the Fund’s use of leverage will result in increased operating costs. Thus, to the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on the Fund’s investment portfolio, the benefit of leverage to shareholders will be reduced, and if the then-current cost of any leverage together with related expenses were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return to shareholders than if the Fund were not so leveraged. In addition, the costs associated with the Fund’s incurrence and maintenance of leverage could increase over time. There can be no assurance that the Fund’s leveraging strategy will be successful.

Any decline in the NAV of the Fund will be borne entirely by shareholders. Therefore, if the market value of the Fund’s portfolio declines, the Fund’s use of leverage will result in a greater decrease in NAV to shareholders than if the Fund were not leveraged.

Certain types of borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage or portfolio composition or otherwise. In addition, the terms of the credit agreements may also require that the Fund pledge some or all of its assets as collateral.

Non-Diversification Risk

The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer other than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The Fund intends to qualify for the special tax treatment available to “regulated investment companies” under Subchapter M of the Code, and thus intends to satisfy the diversification requirements of Subchapter M, including its less stringent diversification requirements that apply to the percentage of the Fund’s total assets that are represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and certain other securities.

Affiliates Risk

Our Adviser and Sub-Advisers will experience conflicts of interest in connection with the management of our business affairs relating to and arising from a number of matters, including: the allocation of investment opportunities by our Adviser and Sub-Advisers and their affiliates; compensation to our Adviser and Sub-Advisers; services that may be provided by our Adviser and Sub-Advisers and their affiliates to issuers in which we invest; investments by us and other clients of our Adviser and Sub-Advisers, subject to the limitations of the 1940 Act; the formation of additional investment funds managed by our Adviser or Sub-Advisers; differing recommendations given by our Adviser and Sub-Advisers to us versus other clients; our Adviser’s and Sub-Advisers’ use of information gained from issuers in our portfolio for investments by other clients, subject to applicable law; and restrictions on our Adviser’s and Sub-Advisers’ use of “inside information” with respect to potential investments by us.

Semi-Annual Report | March 31, 2023	41

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements

 March 31, 2023 (Unaudited)

We may be prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, the prior approval of the SEC. To promote further alignment with other funds managed by CIM and its affiliates, the Fund has obtained an order for exemptive relief (the "Order") from the SEC that allows it to co-invest alongside certain funds managed by affiliates of our Adviser and the OFS Sub-Adviser, in accordance with the conditions specified in the Order. We may therefore compete for capital and investment opportunities with other entities managed by our Adviser or Sub-Advisers or their affiliates, subjecting our Adviser and Sub-Advisers and their affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending investments on our behalf.

Pursuant to the Order, we generally are permitted to co-invest with certain of our affiliates if a “required majority” (as defined in Section 57 of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to us and our shareholders and do not involve overreaching of us or our shareholders on the part of any person concerned, (2) the transaction is consistent with the interests of our shareholders and is consistent with our investment objective and strategies, and (3) the investment by our affiliates would not disadvantage us, and our participation would not be on a basis different from or less advantageous than that on which our affiliates are investing. As a result of the Order, there could be significant overlap in our investment portfolio and the investment portfolio of other funds established by the Adviser or Sub-Adviser or their affiliates that could avail themselves of the exemptive relief.

In addition, we intend to file an application for an amendment to our existing Order to permit us to co-invest in our existing portfolio companies with certain affiliates that are private funds even if such other funds had not previously invested in such existing portfolio companies, subject to certain conditions. However, if filed, there is no guarantee that such application will be granted.

LIBOR Risk

Our debt investments may be based on floating rates, such as London Interbank Offer Rate, or “LIBOR.” After the global financial crisis, regulators globally determined that existing interest rate benchmarks should be reformed based on concerns that LIBOR was susceptible to manipulation. In July 2017, the Financial Conduct Authority announced plans to phase out the use of LIBOR by the end of 2021. It was subsequently announced that tenors of US Dollar LIBOR would continue to be published through June 30, 2023, other than one week and two month USD LIBOR settings, which ceased publication on December 31, 2021. Various financial industry groups around the world have been planning the transition to the use of different benchmarks. In the United States, the Federal Reserve Board and the New York Fed convened the Alternative Reference Rates Committee, comprised of a group of private-market participants, which recommended the Secured Overnight Financing Rate ("SOFR") as an alternative reference rate to USD LIBOR.

Given the inherent differences between LIBOR and SOFR, or any other alternative benchmark rate that may be established, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate.

Any transition away from LIBOR to one or more alternative benchmark rates is complex and could have a material adverse effect of the Fund’s business, financial condition and results of operations, including, without limitation, as a result of any changes in the pricing and/or availability of the Fund’s investments, negotiations and/or changes to the documentation for certain of the Fund’s investments, the pace of such changes, disputes and other actions regarding the interpretation of current and prospective loan documentation, basis risks between investments and hedges, basis risks within investments (e.g., securitizations), costs of modifications to processes and systems, and/or costs of administrative services and operations, including monitoring of recommended conventions and Benchmark Rates, or any component of or adjustment to the foregoing.

It is not possible to predict whether there will be any further changes in the methods pursuant to which the LIBOR rates are determined and any other reforms to LIBOR that will be enacted in the United States, the U.K. or elsewhere, or the effects thereof. Any such changes or further reforms to LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR rates, which could have a material adverse impact on the value of the Fund’s investments and any payments linked to LIBOR thereunder.

Total Return Swap Risk

The Fund has entered, and may enter into additional, total return swap (“TRS”) agreements that would expose the Fund to certain risks, including market risk, liquidity risk and other risks similar to those associated with the use of leverage. A TRS is a contract in which one party agrees to make periodic payments to another party based on the return of the assets underlying the TRS, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate. A TRS is typically used to obtain exposure to a basket of securities or loans or market without owning or taking physical custody of such securities or loans or investing directly in such market. A TRS effectively adds leverage to our portfolio because, in addition to our total net assets, we would be subject to investment exposure on the amount of securities subject to the TRS. A TRS is also subject to the risk that a counterparty will default on its payment obligations thereunder or that we will not be able to meet our obligations to the counterparty. In addition, because a TRS is a form of synthetic leverage, such arrangements are subject to risks similar to those associated with the use of leverage.

42	https://www.cimgroup.com/public-investment-programs/current-public-programs/racr

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements

March 31, 2023 (Unaudited)

Cyber-Security Risk and Identity Theft Risks

Cyber-security incidents and cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. The Advisers’ information and technology systems may be vulnerable to damage or interruption from computer viruses and other malicious code, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches, usage errors by their respective professionals or service providers, power, communications or other service outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. If unauthorized parties gain access to such information and technology systems, they may be able to steal, publish, delete or modify private and sensitive information. Although the Advisers have implemented various measures to manage risks relating to these types of events, such systems could be inadequate and, if compromised, could become inoperable for extended periods of time, cease to function properly or fail to adequately secure private information. Breaches such as those involving covertly introduced malware, impersonation of authorized users and industrial or other espionage may not be identified even with sophisticated prevention and detection systems, potentially resulting in further harm and preventing it from being addressed appropriately. The Advisers and/or the Fund may have to make a significant investment to fix or replace them. The failure of these systems and/or of disaster recovery plans for any reason could cause significant interruptions in the Advisers’, and/or the Fund’s operations and result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to shareholders and the intellectual property and trade secrets of the Advisers. Such a failure could harm the Advisers’ and/or the Fund’s reputation, subject any such entity and their respective affiliates to legal claims and adverse publicity and otherwise affect their business and financial performance.

A disaster or a disruption in the infrastructure that supports the Fund’s business, including a disruption involving electronic communications or other services used by the Fund or by third parties with whom the Fund conducts business, or directly affecting the Fund’s headquarters, could have a material adverse impact on the Fund’s ability to continue to operate its business without interruption. The Fund’s disaster recovery programs may not be sufficient to mitigate the harm that may result from such a disaster or disruption. In addition, insurance and other safeguards might only partially reimburse the Fund for its losses, if at all.

Third parties with which the Fund does business may also be sources of cyber-security or other technological risk. The Fund outsources certain functions and these relationships allow for the storage and processing of its information, as well as client, counterparty, employee, and borrower information. While the Fund engages in actions to reduce its exposure resulting from outsourcing, ongoing threats may result in unauthorized access, loss, exposure, destruction, or other cyber-security incident that affects its data, resulting in increased costs and other consequences as described above.

Foreign Investments’ Risks

The Fund has invested in, and may in the future make additional investments in securities, direct loans, Broadly Syndicated Loans and subordinated loans, of non-U.S. issuers or Borrowers. These investments involve certain risks not involved in domestic investments and may experience more rapid and extreme changes in value than investments in U.S. companies. Markets for these investments in foreign countries often are not as developed, efficient or liquid as similar markets in the United States, and therefore, the prices of non-U.S. instruments may be more volatile. Certain foreign countries may impose restrictions on the ability of issuers of non-U.S. instruments to make payments of principal and interest to investors located outside the country, whether from currency blockage or otherwise. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, including seizure or nationalization of foreign deposits, different legal systems and laws relating to creditors’ rights and the potential inability to enforce legal judgments, all of which could cause the Fund to lose money on its foreign investments. Generally, there is less readily available and reliable information about non-U.S. issuers or Borrowers due to less rigorous disclosure or accounting standards and regulatory practices. Investments in so-called “emerging markets” (or lesser developed countries) are particularly speculative and entail all of the risks of investing in non-U.S. securities but to a heightened degree. Compared to developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries and smaller securities and debt markets. Securities and debt issued by companies located in emerging market countries tend to be especially volatile and may be less liquid than securities and debt traded in developed countries. Additionally, companies in emerging market countries may not be subject to accounting, auditing, financial reporting and recordkeeping requirements that are as robust as those in more developed countries.

Foreign Real Estate and Real Estate-Related Investment Risk

We have invested and may make additional investments in real estate located outside of the United States and real estate debt issued in, and/or backed by real estate in, countries outside the United States, including Canada, countries in Western Europe, Central America and South America. Foreign real estate and real estate-related investments involve certain factors not typically associated with investing in real estate and real estate-related investments in the United States, including risks relating to (i) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar and the various non-U.S. currencies in which such investments are denominated, and costs associated with conversion of investment principal and income from one currency into another; (ii) differences in conventions relating to documentation, settlement, corporate actions, stakeholder rights and other matters; (iii) differences between U.S. and non-U.S. real estate markets, including potential price volatility in and relative illiquidity of some non-U.S. markets; (iv) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and differences in government supervision and regulation; (v) certain economic, social and political risks, including potential exchange-control regulations, potential restrictions on non-U.S. investment and repatriation of capital, the risks associated with political, economic or social instability, including the risk of sovereign defaults, regulatory change, and the possibility of expropriation or confiscatory taxation or the imposition of withholding or other taxes on dividends, interest, capital gains, other income or gross sale or disposition proceeds, and adverse economic and political developments; (vi) the possible imposition of non-U.S. taxes on income and gains and gross sales or other proceeds recognized with respect to such investments; (vii) differing and potentially less well-developed or well-tested corporate laws regarding stakeholder rights, creditors’ rights (including the rights of secured parties), fiduciary duties and the protection of investors; (viii) different laws and regulations including differences in the legal and regulatory environment or enhanced legal and regulatory compliance; (ix) political hostility to investments by foreign investors; and (x) less publicly available information.

Semi-Annual Report | March 31, 2023	43

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements

March 31, 2023 (Unaudited)

Emerging Market Investments Risk

The Fund has invested and may make additional investments in real estate or issuers in emerging markets, specifically certain markets in Central America or South America. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include (i) the smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; (ii) significant price volatility; (iii) restrictions on foreign investment; and (iv) possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of the Fund.

Additional risks of emerging markets investments may include (i) greater social, economic and political uncertainty and instability; (ii) more substantial governmental involvement in the economy; (iii) less governmental supervision and regulation; (iv) the unavailability of currency hedging technique; (v) companies that are newly organized and small; (vi) differences in auditing and financial reporting standards; which may result in unavailability of material information about issuers; and (vii) less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a security. Such a delay could result in possible liability to a purchaser of the security.

NOTE 12 — Subsequent Events

Subsequent events after the date of the Financial Statements have been evaluated through the date the financial statements were available to be issued.

The Fund completed a quarterly repurchase offer which resulted in 592,766, 18,360 and 2,469 of Class I Shares, Class C Shares and Class A Shares being repurchased for $15,192,599, $457,175 and $62,828, respectively.

The Fund invested an additional $20,372,825 in investments. The Fund also added exposures to broadly syndicated loans under the total return swap transactions with a notional amount of $1,279,832.

Management has determined that there were no other subsequent events to report through the issuance of these financial statements.

44	https://www.cimgroup.com/public-investment-programs/current-public-programs/racr

CIM Real Assets & Credit Fund	Additional Information

March 31, 2023 (Unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

Information regarding how the Adviser, or the Sub-Advisers, when applicable, voted proxies relating to the Fund’s portfolio securities is available: (1) without charge, upon request, by calling (866) 907-2653; and (2) on the SEC’s website at http://www.sec.gov. Information about how the Adviser, or the Sub-Advisers, when applicable voted proxies with respect to the Companies portfolio securities during the most recent period ended June 30, 2021 can be obtained by making a written request for proxy voting information to: CIM Capital IC Management, LLC, 4700 Wilshire Boulevard, Los Angeles, CA, 90010

QUARTERLY PORTFOLIO HOLDINGS

The Fund files a complete listing of its portfolio holdings with the SEC as of the first and third quarters of each fiscal year as an exhibit to Form N-PORT. The Fund's Form N-PORT filings are available upon request by calling 855-747-9559 or by contacting the Fund by mail at 4700 Wilshire Boulevard, Los Angeles, CA, 90010. You may also obtain a copy of each of the filings on the SEC’s website at http://www.sec.gov or on our website at https://www.cimgroup.com/investment-platforms/credit/racr.

Semi-Annual Report | March 31, 2023	45

CIM Real Assets & Credit Fund	Board Approval of the Advisory Agreements

March 31, 2023 (Unaudited)

On February 17, 2023, the Board, including a majority of Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act (the “Independent Trustees”), unanimously approved the renewal of the Investment Advisory Agreement, the CIM Investment Sub-Advisory Agreement, the OFS Investment Sub-Advisory Agreement, the REIT Subsidiary Investment Advisory Agreement and the REIT Subsidiary Investment Sub-Advisory Agreement (collectively, the “Advisory Agreements”).

When considering whether to approve the renewal of these agreements, the Board considered the following factors with respect to each agreement:

(a)	Nature, Extent and Quality of Services. The Board examined the nature, extent and quality of the services provided and to be provided by the Advisers to the Fund under the Advisory Agreements. The Board considered the Advisers’ business operations; the Advisers’ investment management processes; the experience and capability of the Advisers’ senior management and other key personnel; and the quality of the Advisers’ compliance programs. The Board considered the Adviser’s and the CIM Sub-Adviser’s experience advising affiliated funds and other accounts; and the OFS Sub-Adviser’s experience in managing clients with credit strategies similar to those of the Fund. In addition to investment management services, the Board also considered the nature, extent, and quality of administrative, compliance, and legal services that would be, and had been, provided by, or arranged to be provided by, the Advisers. The Board also considered the procedures in place to track the Advisers’ allocation of time between the Fund and other clients. The Board concluded that the nature, extent and quality of the services provided by the Advisers under the Advisory Agreements would benefit the Fund.

(b)	Investment Performance. The Board reviewed investment performance by considering the Fund’s performance compared to the performance of other credit interval funds and real estate interval funds with similar investment objectives and policies as the Fund. The Board concluded that the Fund's performance was satisfactory

(c)	Fees and Expenses. The Board compared the Advisers’ fees to the fees of other credit interval funds and real estate interval funds with similar investment strategies as the Fund. The Board noted other fees that may be received by affiliates of the Advisers in connection with administrative services provided to the Fund and property management and development services provided to real properties owned by the Fund. After discussion, the Board concluded that the Advisers’ fees were acceptable considering the quality of the services the Fund has received and expects to receive from the Adviser and the level of fees paid by similar funds.

(d)	Profitability. The Board considered the profits realized, and the anticipated profits that may be realized by the Advisers under the Advisory Agreements, and whether the amount of profit is a fair profit for the services provided under the Agreement. Given the projected growth in assets for the coming year, the Board determined that the anticipated profitability would be reasonable.

(e)	Economies of Scale. The Board considered whether the Advisers would realize economies of scale with respect to the services to be provided to the Fund. While the Fund has grown substantially in the past year, the Board concluded that economies of scale was not a relevant consideration at this time.

(f)	Collateral Benefits. The Board considered whether the Advisers or their affiliates may receive other benefits as a result of their relationship with the Fund and determined that any reputational benefits that the Advisers might experience were reasonable.

46	https://www.cimgroup.com/public-investment-programs/current-public-programs/racr

CIM Real Assets & Credit Fund	Privacy Policy

 March 31, 2023 (Unaudited)

PRIVACY STATEMENT

At CIM Group, including its funds, general partners, managers, investment advisers, broker dealer and other affiliates (“CIM”, “our”, “us” or “we”), we are committed to maintaining the confidentiality and privacy of your personal and financial information. The purpose of this Privacy Policy is to explain the types of personal information that CIM collects, how the personal information is obtained, how it is used and the choices that you have regarding our use of, and your ability to review and correct, the personal information we collect about you, among other things.

This Privacy Policy applies to CIM business activities that involve the collection and processing of personal information, including users accessing our website or parties engaging in communications or transactions with CIM. Please read this Privacy Policy as it provides important information regarding your use of our website, our data and privacy practices, and an explanation of your rights. If you do not agree with this Privacy Policy, please do not access or use the website or otherwise provide us personal information.

Last updated: December 2022

DATA PRIVACY NOTICE FOR INVESTORS

Last updated: December 2022

1.	What Personal Information We Collect

The personal information we collect from or about you may include the following:

●	Addresses and other identifiers – such as name, postal address, email address, phone number, account name, date of birth, Social Security number, driver’s license number, photograph, passport number, or other similar identifiers

●	Protected status – such as citizenship, ethnic background, gender or other similar identifiers

●	Electronic Communication – such as email communications, text communications, or other similar identifiers

●	Financial information – such as bank account details, credit history, income details or other similar identifiers

●	Commercial information – such as records of personal property, products or services purchased, obtained, or considered, or other purchasing or consuming histories or tendencies or other similar identifiers

●	Education or other professional information, including veteran status or other similar information

●	Inferences drawn from personal information – such as individual profiles, preferences, characteristics, behaviors or other similar identifiers

Whether you choose to provide any particular information requested by CIM is completely your own choice. But, if you choose not to provide the information we request, you may be unable to receive or access certain services, offers and information.

We do not sell or share personal information, as those terms are defined in the California Consumer Privacy Act, as amended (“CCPA”).

2.	Purpose for Collection

We may collect your personal information for the following purposes:

●	manage and administer your holding of interests in a fund, and any related accounts on an ongoing basis
●	assess and process any applications or requests made by you

●	open, maintain or close accounts in connection with your investment in, or redemption from, the fund scheme

●	send updates, information and notices or otherwise correspond with you in connection with your investment in the fund scheme

●	address or investigate any complaints, claims, proceedings or disputes

●	provide you with, and inform you about, our investment products and services
●	send direct marketing communications to you

●	comply with applicable regulatory, accounting, tax and audit requirements
●	manage our risk and operations

●	assist with internal compliance with our policies and process

Semi-Annual Report | March 31, 2023	47

CIM Real Assets & Credit Fund	Privacy Policy

March 31, 2023 (Unaudited)

●	protect our business against fraud, breach of confidence, theft of proprietary materials, and other financial or business crimes (to the extent that this is not required of us by law)

●	facilitate business asset transactions involving the fund partnership or fund-related vehicles

●	monitor communications to/from us using our systems

3.	Retention

We keep your personal information for as long as it is required by us for our legitimate business purposes, to perform our contractual obligations, to comply with regulatory requirements, in connection with any investment you are involved in, and in accordance with our data retention schedule. We may retain your personal information for a longer period if doing so is necessary to comply with our legal or reporting obligations, or as otherwise permitted or required by law. We may also retain your personal information in a deidentified or aggregated form so that it can no longer be associated with you. To determine the appropriate retention period for your personal information, we consider various factors, such as the amount, nature, and sensitivity of your information; the potential risk of unauthorized access, use or disclosure; the purposes for which we collect or process your personal information; and applicable legal requirements.

4.	Cookies

Our website functions are based, in part, on your browser's ability to accept cookie files. Cookies are pieces of information that a website transfers to your hard drive that allow you to more easily navigate a website and customize website features that are updated each time you visit a website. Our web servers may automatically recognize a visitor’s domain name (such as .com, ..edu, etc.), the web page from which a visitor enters our website, which pages a visitor visits on our website and on certain other websites, and/or how much time a visitor spends on each page. We may also use cookies to track you or your online activities over time or across websites. We aggregate this information and use it to evaluate and improve our website, or to support our advertising practices.

You may set your preferences to refuse cookies; however, this may limit your access to some areas of our website. If you have enabled your Internet browser to refuse cookies, we will not collect personal information about you. However, we do not respond to browser do-not-track signals.

5.	Collecting the Personal Information of Minors

Our products and services are not directed to minors under the age of 16, and we do not knowingly collect or sell the personal information of minors.

6.	Your Choices Regarding Direct Marketing

On occasion, we may use your personal information for direct marketing purposes and/or provide your personal information to affiliates for direct marketing purposes (e.g., to provide you with information, products and services that may be of interest to you in the context of the investment-related activities, when raising investments into our funds, in connection with future fundraising activities). If you do not wish to receive such marketing communications from us, please let us know that you would like to “opt out” by emailing us at privacy@cimgroup.com, contacting us at 1-833-687-3621 or using this webform.

Some email communications from us include instructions on how to stop receiving them. Please follow these instructions if you no longer wish to receive such email messages from us.

48	https://www.cimgroup.com/public-investment-programs/current-public-programs/racr

CIM Real Assets & Credit Fund	Privacy Policy

March 31, 2023 (Unaudited)

7.	Online Advertising

We endeavor, in good faith, to adhere to self-regulatory advertising principles, such as the Digital Advertising Alliance’s Principles. If you are interested in learning more about and/or opting out of online behavioral advertising, sometimes called interest-based advertising, we encourage you to visit one of the advertising industry-developed opt-out pages, such as www.youradchoices.com or aboutads.info. Please note, we provide these links for your convenience only, we do not have access to, or control over, these sites’ use of cookies or other tracking technologies.

8.	Protecting Your Personal Information

We implement and maintain reasonable data security safeguards appropriate to the nature of the personal information that we collect, use, retain, transfer or otherwise process. Our policy is to restrict access to your personal information to only those employees, service providers and other third parties who need to know that information to provide products or services to you. We maintain commercially reasonable physical, technical, and administrative safeguards consistent with industry standards and other applicable standards as required by law and we require service providers and third parties to do the same.

While we are committed to developing, implementing, maintaining, monitoring and updating a reasonable information security program, unfortunately, no data transmission over the Internet or any wireless network can be guaranteed to be 100% secure. Data security incidents and breaches can occur due to vulnerabilities, criminal exploits or other factors that cannot reasonably be prevented. Accordingly, while our reasonable security program is designed to manage data security risks and thus help prevent data security incidents and breaches, it cannot be assumed that the occurrence of any given incident or breach results from our failure to implement and maintain reasonable security. As a result, while we strive to protect your personal information, you acknowledge that: (a) there are security and privacy limitations of the Internet which are beyond our control; (b) the security, integrity, and privacy of any and all information and data exchanged between you and us through the website cannot be guaranteed; and (c) any such information and data may be viewed or tampered with in transit by a third party.

9.	Links to Third-Party Websites

Our websites may contain links to websites operated and maintained by third parties, over which we have no control. Privacy policies on such linked websites may be different from our Privacy Policy. You access such linked websites at your own risk. You should always read the Privacy Policy of a linked website before disclosing any personal information on such website.

10.	Policy Changes

To improve the services we can offer you, and in connection with changes in our business operations, CIM may opt to expand or modify our capabilities for obtaining and processing information, including personal information, about users in the future. CIM will update this Privacy Policy when necessary to ensure that you are aware of developments in this area.

We will post those changes on our websites and update our Privacy Policy so that you will know what information we collect, how we use it and what choices you have. Regardless of any changes we make to our Privacy Policy, we will always use your personal information in accordance with the version of the Privacy Policy in place at the time you provided your information, unless you give your express consent for us to do otherwise or as otherwise permitted or required by applicable law.

11.	Additional Privacy Terms

In conducting business with CIM or when using our websites, you may be required to agree to additional written or electronic agreements, including additional privacy terms and conditions (“Additional Privacy Terms”), as a condition to visiting the websites or receiving products, services and/or other information. In the event of any conflict between the Additional Privacy Terms and this Privacy Policy, the Additional Privacy Terms shall prevail but we will treat personal information that you provide to us before we adopt such Additional Privacy Terms in accordance with the terms of this Privacy Policy, unless and until you agree with the application of the Additional Privacy Terms to your personal information collected by us prior to the updates or amendments or as otherwise permitted or required by applicable law.

Semi-Annual Report | March 31, 2023	49

CIM Real Assets & Credit Fund	Privacy Policy

March 31, 2023 (Unaudited)

12.	Your Feedback

To help us improve our Privacy Policy and practices, please give us your feedback by emailing us at privacy@cimgroup.com, contacting us at 1-833-687-3621 or using this webform.

13.	California Privacy Rights and Disclosures

This California Privacy Rights and Disclosure section addresses legal obligations and rights specified in the California Consumer Privacy Act, or CCPA, as amended. For the purposes of this section (California Privacy Rights and Disclosures), personal information means information that identifies, relates to, describes, is reasonably capable of being associated with, or could be reasonably linked, directly or indirectly, with a particular consumer or household. If you need access to this privacy policy in a different format for accessibility reasons, please email us at privacy@cimgroup.com, contact us at 1-833-687-3621 or use this webform.

These obligations and rights apply to businesses doing business in California and to California residents and information that identifies, relates to, describes, is reasonably capable of being associated with, or could reasonably be linked, directly or indirectly, with California consumers or households. It does not include deidentified or aggregate information, publicly available information, or lawfully obtained, truthful information that is a matter of public concern.

The following chart describes the categories of personal information we may collect or have collected about you in the past 12 months and, for each category, where and why we collect it, and the categories of entities to whom we disclose the personal information, if any:

Category of Personal Information (PI)	Sources from which PI is/was collected	Purpose of collection	Categories of entities with whom PI is/was disclosed

Address and other identifiers – such as name, postal address, email address, phone number, account name, date of birth, Social Security number, driver’s license number, photograph, passport number, or other similar identifiers

NOTE: The information in this category may include the following elements of Sensitive Personal Information: social security number, driver’s license number, state identification card number, and/or passport number.

● Directly from you;

● Automatically when you use our Site or services;

● From third parties; including business partners, your employer, tax authorities and background/credit check providers; and

Publicly available sources

● To provide you services;

● To contact you to discuss the services or products you receive from us;

● To respond to any questions or concerns you have raised;

● To deal with administrative matters such as capital calls or redemptions;

● To perform services on our behalf, such as customer service, processing or fulfilling orders,;

● To otherwise carry out our obligations arising under our contract with you and to enforce the same;

● To carry out anti-money laundering and other compliance checks and controls;

● To verify your identity or for other fraud and/or crime prevention;

● To debug errors in our systems;

● For marketing and advertising purposes; and

● For internal research, analytics and development.

● Professional advisers, including depositories, administrators, custodians, investment advisers, accountancy and legal firms, in order to provide us with advice and services;

● Service providers, including to provide and support our data management, analytics, security, background and credit checks, and storage systems;

● Group companies, for business, marketing and operational purposes;

● Transaction (merger and acquisition) partners, including to facilitate the diligence, negotiation, and completion phases of transactions contemplated by us, our parent company, or affiliated operating companies; and Government authorities or other entities with legal authority to request the information

50	https://www.cimgroup.com/public-investment-programs/current-public-programs/racr

CIM Real Assets & Credit Fund	Privacy Policy

March 31, 2023 (Unaudited)

Category of Personal Information (PI)	Sources from which PI is/was collected	Purpose of collection	Categories of entities with whom PI is/was disclosed

Protected status – such as citizenship, ethnic background, gender or other similar identifiers

NOTE: The information in this category may include the following elements of Sensitive Personal Information: racial, ethnic, or national origin.

● Directly from you; ● From third parties; including business partners, your employer and background/credit check providers; and Publicly available sources

● To provide you services;

● To contact you to discuss the services or products you receive from us;

● To respond to any questions or concerns you have raised;

● To deal with administrative matters;

● To perform services on our behalf;

● To otherwise carry out our obligations arising under our contract with you and to enforce the same;

● To carry out anti-money laundering and other compliance checks and controls; and

● To verify your identity or for other fraud and/or crime prevention.

● Professional advisers, including depositories, administrators, custodians, investment advisers, accountancy and legal firms, in order to provide us with advice and services;

● Service providers, including to provide and support our data management, analytics, security, background and credit checks, and storage systems;

● Group companies, for business, marketing and operational purposes;

● Transaction (merger and acquisition) partners, including to facilitate the diligence, negotiation, and completion phases of transactions contemplated by us, our parent company, or affiliated operating companies; and Government authorities or other entities with legal authority to request the information

Electronic Communication such as email communications and text messages

NOTE: The information in this category may include the following elements of Sensitive Personal Information: the contents of mail, email, or text messages, to which the business was not the intended recipient.

	● Automatically when you use our Site or services	● To debug errors in our systems; ● For marketing and advertising purposes; and ● For internal research, analytics and development.	● Group companies, for business, marketing and operational purposes

Semi-Annual Report | March 31, 2023	51

CIM Real Assets & Credit Fund	Privacy Policy

March 31, 2023 (Unaudited)

Category of Personal Information (PI)	Sources from which PI is/was collected	Purpose of collection	Categories of entities with whom PI is/was disclosed

Financial information such as bank account details, credit history, income details, assets and investment experience, risk tolerance or other similar identifiers

NOTE: The information in this category may include the following elements of Sensitive Personal Information: log-in, financial account, debit card, or credit card number, in combination with any required security or access code, password, or credential allowing access to an account.

●  Directly from you;

●  From your employer;

●  Automatically when you use our Site or services;

●  From third parties acting on your behalf; including business partners, accountancy and law firms; and

Background/credit check providers

● To provide you services;

● To deal with administrative matters such as invoicing, renewal or to audit customer transactions;

● To perform services on our behalf, such as processing capital calls or redemptions;

● To otherwise carry out our obligations arising under our contract with you and to enforce the same;

● To carry out anti-money laundering and other compliance checks and controls; and

● To verify your identity or for other fraud and/or crime prevention.

● Professional advisers, including depositories, administrators, custodians, investment advisers, accountancy and legal firms, in order to provide us with advice and services;

● Service providers, including to provide and support our data management, analytics, security, and storage systems;

● Group companies, for business, marketing and operational purposes;

● Transaction partners, including to facilitate the diligence, negotiation, and completion phases of transactions contemplated by us, our parent company, or affiliated operating companies; and Government authorities or other entities with legal authority to request the information

Commercial information – such as records of personal property, products or services purchased, obtained, or considered, or other purchasing or consuming histories or tendencies or other similar identifiers

	● Directly from you; ● Automatically when you use our Site or services; ● From third parties acting on your behalf; including business partners and law firms; and Through publicly available sources	● To provide you services; and ● To otherwise carry out our obligations arising under our contract with you and to enforce the same.

● Professional advisers, including depositories, administrators, custodians, investment advisers, accountancy and legal firms, in order to provide us with advice and services;

● Group companies, for business, marketing and operational purposes;

● Transaction partners, including to facilitate the diligence, negotiation, and completion phases of transactions contemplated by us, our parent company, or affiliated operating companies; and Government authorities or other entities with legal authority to request the information

52	https://www.cimgroup.com/public-investment-programs/current-public-programs/racr

CIM Real Assets & Credit Fund	Privacy Policy

March 31, 2023 (Unaudited)

Category of Personal Information (PI)	Sources from which PI is/was collected	Purpose of collection	Categories of entities with whom PI is/was disclosed

Education or other professional information, including veteran status or other similar identifiers

NOTE: The information in this category may include the following elements of Sensitive Personal Information: union membership.

	● Directly from you; ● From your employer; and Through publicly available sources	● To provide you services; and ● To otherwise carry out our obligations arising under our contract with you and to enforce the same.

● Group companies, for business, marketing and operational purposes;

● Transaction partners, including to facilitate the diligence, negotiation, and completion phases of transactions contemplated by you, us, our parent company, or affiliated operating companies; and Government authorities or other entities with legal authority to request the information

Inferences drawn from CCPA PI – such as individual profiles, preferences, characteristics, behaviors or other similar identifiers	● Directly from you; ● Automatically when you use our Site or services; and From third parties; including business partners or firms acting on your behalf

● To provide you services;

● To contact you to discuss the services or products you receive from us;

● To respond to any questions or concerns you have raised;

● To deal with administrative matters;

● To perform services on your behalf, such as booking travel arrangements;

● To otherwise carry out our obligations arising under our contract with you and to enforce the same;

● For marketing and advertising purposes; and

For internal research, analytics and development

● Group companies, for business, marketing and operational purposes

a.	Your Right to Request Disclosure of Information We Collect and Disclose about You

If you are a California resident, the CCPA grants you the right to request certain information about our practices with respect to personal information. In particular, you can request the following:

1.	The categories of your personal information that we’ve collected.

2.	The specific pieces of your personal information that we’ve collected.

3.	The categories of sources from which we collected your personal information.

4.	The categories of your personal information that we’ve sold or disclosed for a business purpose.

5.	The business or commercial purposes for which we collected, sold or shared your personal information.

6.	The categories of third parties to whom we’ve disclosed your personal information.

To exercise your CCPA right to request this information, either email us at privacy@cimgroup.com, contact us at 1-833-687-3621 or use this webform. These requests for disclosure are generally free.

b.	Your Right to Request the Deletion of Personal Information

Upon your request, and subject to certain exceptions, we will delete, and direct applicable service providers to delete, the personal information we have collected about you.

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CIM Real Assets & Credit Fund	Privacy Policy

March 31, 2023 (Unaudited)

To exercise your right to request the deletion of your personal information, either email us at privacy@cimgroup.com, contact us at 1-833-687-3621 or use this webform. These requests for deletion are generally free.

c.	Your Right to Ask Us Not to Sell or Share Your Personal Information

We do not, and will not, sell or share your personal information.

d.	Your Right to Request the Correction of Your Personal Information

Upon your request, and subject to certain limitations, we will correct any inaccurate personal information we maintain about you.

To exercise your right to request the correction of your personal information, either email us at privacy@cimgroup.com, contact us at 1-833-687-3621 or use this webform. These requests for correction are generally free.

e.	Our Use or Disclosure of Sensitive Personal Information

We only use and disclose Sensitive Personal Information for the purposes set forth in Section 7027(m) of the CCPA regulations.

f.	Our Support for the Exercise of Your Data Rights

We are committed to providing you control over your personal information. If you exercise any of these rights explained in this section of the Privacy Policy, we will not disadvantage you. You will not be denied or charged different prices or rates for goods or services or provided a different level or quality of goods or services.

g.	How We Will Handle a Request to Exercise Your Rights

For requests for access or deletion, we will first acknowledge receipt of your request. We will provide a substantive response to your request as soon as we can, generally within 45 days from when we receive your request, although we may be allowed to take longer to process your request under certain circumstances. If we expect your request is going to take us longer than normal to fulfil, we’ll let you know.

When you make a request to access, correct, or delete your personal information, we will take steps to verify your identity. These steps may include asking you for personal information, such as your name, address, or other information we maintain about you. If we are unable to verify your identity with the degree of certainty required, we will not be able to respond to the request. We will notify you to explain the basis of the denial.

You may also designate an authorized agent to submit requests on your behalf. If you do so, you will be required to verify your identity by providing us with certain personal information as described above. Additionally, we will also require that you provide the agent with written permission to act on your behalf, and we will deny the request if the agent is unable to submit proof to us that you have authorized them to act on your behalf.

14.	European Privacy Rights and Disclosures

This European Privacy Rights and Disclosure section addresses legal obligations and rights specified in the General Data Protection Regulation, or GDPR. These obligations and rights apply to individuals who are located in the European Economic Area. This section describes the policies and procedures followed by CIM regarding the collection, use and disclosure of your personal data when you visit the website, or otherwise interact with CIM. For the purposes of this section (European Privacy Rights and Disclosures), personal data means any information relating to an identified or identifiable natural person, either directly or indirectly.

According to the GDPR, CIM is the controller of your personal data.

54	https://www.cimgroup.com/public-investment-programs/current-public-programs/racr

CIM Real Assets & Credit Fund	Privacy Policy

March 31, 2023 (Unaudited)

a.	Collection of Your Personal Data

When you visit the website, receive services from us or otherwise interact with us, we may collect the following personal data about you: your name, postal address, email address, phone number, account name, date of birth, Social Security number, driver’s license number, photograph, passport number, employer, job title, bank account information, financial information such as your income and net worth, risk tolerance and transaction history, details about your investment activity or retirement portfolios and information about your transactions with us such as the investment amount and any contributions and/or distributions, as well as any other information you choose to provide to us.

Where CIM carries out background checks on certain individuals for a business purpose, this may involve the processing of data relating to criminal convictions and offences. This data will only be processed where such processing is specifically required or authorized by law.

b.	Use of Your Personal Data

We may use the personal data you give us to carry out the following purposes:

To contact you and to respond to your requests and enquiries when you contact us or subscribe to receive email alerts: We have a legitimate interest to respond to your requests and enquiries for ongoing business administration.

To deliver services to you: To manage and perform our contract with you.

For business administration, including statistical analysis: We have a legitimate interest to properly manage and administer our relationship with you and to ensure that we are effective and efficient.

To personalise your visit to the website and to assist you while you use the websites: We have a legitimate interest to properly manage and administer our relationship with you and to ensure that we are effective and efficient.

To improve the website by helping us understand who uses the websites: We have a legitimate interest to properly manage and administer our relationship with you and to ensure that we are effective and efficient.

For fraud prevention and detection and to comply with applicable laws, regulations or codes of practice: To comply with our legal obligations.

c.	Sharing Your Personal Data

We may share your personal information with others, but only in certain limited situations, including: (i) within our corporate group or among our affiliated entities, all of which follow this Privacy Policy or equivalent privacy policies; (ii) with our service providers or other parties who agree to keep your personal information confidential and use it only on behalf of CIM; (iii) if your investment is transferred from your current custodian to another custodian, we provide your contact details, tax identification number and other personal information contained within transfer documents to the new custodian on your behalf; and (iv) as otherwise agreed by you. Third parties with whom we share your personal information are bound to comply with similar and equally stringent undertakings of privacy and confidentiality.

In some cases, we may be required to disclose certain personal information to comply with legal or regulatory obligations; to comply with the charter of the applicable entity into which you invest; to detect and protect against fraud, or any technical or security vulnerabilities; for an investigation or a legal process, such as a court order or subpoena; to respond to an emergency; or otherwise to protect the rights, property, safety, or security of third parties, visitors to the website, our businesses, or the public. In addition, CIM may disclose certain personal information to any third party that acquires, or is interested in acquiring, all or part of CIM’s assets or shares, or that succeeds CIM in carrying on all or a part of its business, whether by merger, acquisition, reorganization or otherwise.

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CIM Real Assets & Credit Fund	Privacy Policy

March 31, 2023 (Unaudited)

d.	International Transfers

When you are based in the European Union (the “EU”), personal data collected from you, including via the websites may be transferred to certain recipients located outside the EU, which do not provide a similar or adequate level of protection to that provided by countries in the EU. You hereby consent to the transfer of your personal data to recipients as described in this Privacy Policy which are located outside of the EU. You may withdraw your consent at any time. The withdrawal of consent shall not affect the lawfulness of processing based on consent before its withdrawal.

e.	Rights of Individuals

You may have certain data privacy rights which may be subject to limitations and/or restrictions. These rights include the right to: (i) request access to and rectification and erasure of your personal data; (ii) obtain restriction of processing or to object to processing of your personal data; and (iii) ask for a copy of your personal data to be provided to you, or a third party, in a digital format. You also have the right to lodge a complaint about the processing of your personal data with your local data protection authority. If you would like to exercise any of these rights, please feel free to email us at privacy@cimgroup.com, contact us at 1-833-687-3621 or use this webform.

15.	Canadian Privacy Rights and Disclosures

If you are in Canada, you have a right to request access to your personal information and to request a correction to it if you believe it is inaccurate. To exercise these rights, please email us at privacy@cimgroup.com, contact us at 1-833-687-3621 or use this webform. Please note, however, that in some cases we may not be able to allow you to access certain personal information in certain circumstances, for example if it contains personal information of other persons, or for legal reasons.

When you make a request to exercise your rights, we will take steps to verify your identity. These steps may include asking you for personal information, such as your name, address, or other information we maintain about you. If we are unable to verify your identity with the degree of certainty required, we will not be able to respond to the request. We will notify you to explain the basis of the denial.

For information on withdrawing your consent to the processing of your personal information, please email us at privacy@cimgroup.com, contact us at 1-833-687-3621 or use this webform.

Please note that some or all of the personal information we collect may be stored or processed on servers located outside Canada and your jurisdiction of residence, including in the United States, whose data protection laws may differ from the jurisdiction in which you live. As a result, this information may be subject to access requests from governments, courts, or law enforcement in those jurisdictions according to laws in those jurisdictions.

56	https://www.cimgroup.com/public-investment-programs/current-public-programs/racr

CIM

Creating Value.
Enhancing Communities.

4700 Wilshire Boulevard, Los Angeles, CA 90010 | 866.341.2653 | www.cimgroup.com

CCO CAPITAL, LLC, MEMBER FINRA/SIPC, IS THE EXCLUSIVE WHOLESALE MARKETING AGENT FOR CIM REAL ASSETS & CREDIT FUND. ALPS DISTRIBUTORS, INC., (1290 BROADWAY, SUITE 1000, DENVER, CO 80203, MEMBER FINRA) IS THE DISTRIBUTOR OF CIM REAL ASSETS & CREDIT FUND. CCO CAPITAL AND ALPS DISTRIBUTORS, INC ARE NOT AFFILIATED. ©2023 CIM GROUP

(b)	Not applicable.

Item 2.	Code of Ethics.

Not applicable to semi-annual report on Form N-CSR.

Item 3.	Audit Committee Financial Expert.

Not applicable to semi-annual report on Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semi-annual report on Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to semi-annual report on Form N-CSR.

Item 6.	Investments.

(a)	The Registrant’s full schedule of investments is included as part of the semi-annual report to stockholders included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report on Form N-CSR.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to semi-annual report on Form N-CSR.

(b)	There has been no change, as of the date of the filing of this semi-annual report on Form N-CSR, to any of the portfolio managers identified in response to paragraph (a)(1) of this item in the Registrant's most recent annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant during the period covered by this semi-annual report on Form N-CSR.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which the Registrant’s shareholders may recommend nominees to the Registrant’s board of trustees during the period covered by this semi-annual report on Form N-CSR.

Item 11.	Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto as Exhibits 99.CERT.

(b)	Certifications as required by Rule 30a-2(b) of the 1940 Act, and Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CIM REAL ASSETS & CREDIT FUND

By:	/s/ David Thompson
David Thompson
Chief Executive Officer and Trustee (Principal Executive Officer)

Date:	May 31, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David Thompson
David Thompson
Chief Executive Officer and Trustee (Principal Executive Officer)

Date:	May 31, 2023

By:	/s/ Barry Berlin
Barry Berlin Chief Financial Officer (Principal Financial Officer)

Date:	May 31, 2023